Putnam
Premier
Income
Trust

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

7-31-04

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From the Trustees

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John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

Fixed-income markets demonstrated impressive resilience during your fund's fiscal year, which ended July 31, 2004. Although there was concern that the economy's resurgence would jeopardize the performance of bonds, especially given that bonds had posted impressive returns for several years in a row, most fixed-income sectors performed well over the 12-month period. High-yield bonds did particularly well, as the economy's strength diminished worries about credit and default risk, and the generous yield of these securities insulated them from interest-rate volatility. Government bonds and other issues with high credit ratings treaded water until the spring of 2004, when a surge in new job creation caused interest rates to spike. However, after that abrupt rise in rates, economic indicators cooled considerably and rates again fell. While interest rates for bonds of all maturities have risen in the past year, most investment-grade bond indexes nevertheless had positive performance.

The recent volatility in the fixed-income market reminds us how difficult it can be to forecast short-term market movements. The managers of Putnam Premier Income Trust rely on training, experience, and Putnam's analytical tools in an effort to keep the portfolio positioned to take advantage of opportunities and risks in the market. The fund's diversification across multiple sectors of the bond market allows the management team to pull many levers in pursuit of strong performance. This capability was particularly helpful during the past 12 months, when market conditions changed significantly. For example, during the first half of the period, when high-yield bonds and emerging-market securities performed strongly, the fund benefited from being well positioned in these sectors -- especially high yield, in which the fund was overweighted relative to its benchmark. In the second half of the period, your fund's managers grew wary of excessive valuations in these sectors and reduced their weightings, focusing more on security selection. These strategies helped the fund produce strong absolute and relative returns during a challenging and volatile 12-month period.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

September 15, 2004


Report from Fund Management

Fund highlights

 * During the fiscal year ended July 31, 2004, Putnam Premier Income
   Trust had a total return at net asset value (NAV) of 11.98%. The fund's return at market price was 7.18%.

 * Due to its portfolio of lower-quality, higher-yielding securities, as well as strong security selection, especially in the high-yield bond sector, the fund significantly outperformed at NAV the 3.86% return of its primary benchmark, the Lehman Government Bond Index.

 * At NAV, the fund also outperformed the 10.66% average return of funds in the Lipper Flexible Income Funds (closed-end) category.

 * See the Performance Summary beginning on page 8 for additional fund performance, comparative performance, and Lipper data.

Performance commentary

During its fiscal year, Putnam Premier Income Trust performed well amid significant changes in the U.S. and international bond markets. During the first six months, the fund benefited from a variety of factors that drove strong returns in the global bond markets, especially among lower-quality bond sectors. In the second half of the year, however, the bond market became skittish, as investors became increasingly concerned about higher interest rates and the potential for inflation, especially in the United States. Consequently, nearly all bond sectors saw flat to slightly positive returns during that period. The exception has been the high-yield market, where year-to-date returns are in the low single digits. In this uncertain environment, your fund's management team focused on investing in specific securities and sectors that it believed could outperform. This strategy produced strong relative and absolute returns for the fund. A fund's performance at market price may differ from its results at NAV. Although market price performance generally reflects investment results, it may also be influenced by several other factors, including changes in investor perceptions of the fund or its investment advisor, market conditions, fluctuations in supply and demand for the fund's shares, and changes in fund distributions.

FUND PROFILE

Putnam Premier Income Trust is designed for investors seeking a high level of current income. The fund maintains flexibility across three sectors -- U.S. government and agencies, high-yield corporate, and international -- to seek maximum current income without undue risk to capital. The fund may be appropriate for investors seeking a higher level of income who can accept a moderately higher level of risk.


Market overview

In the past 12 months, international bond market performance has been generally positive, although sluggish growth in Europe and rising interest rates in the U.K. sent mixed signals to investors. Low inflation in Europe reduced the likelihood of a rate increase by the European Central Bank, and European government and government agency bonds had solid returns. In emerging markets, the strengthening global economy boosted commodities exports, helping performance in both the stock and bond markets of these countries in the first half. Concerns about high valuations and geopolitical conflicts, however, have dampened enthusiasm for this sector since the beginning of the calendar year.

In the United States, low inflation and an accommodative Federal Reserve Board monetary policy helped bond yields decline in the first half of the period, but a strengthening economy and rising interest rates dampened returns in the second half. The U.S. dollar weakened for much of the period as the country's trade deficit ballooned, but it gained value relative to other major currencies toward the end of the fund's fiscal year.

U.S. high-yield corporate bonds were strong during the first half of the period, but in the second half performance slowed, although returns were still positive. Default rates continued to decline throughout the 12-month period, and credit quality improved as companies retired or refinanced debt. Responding to the strong performance, investor demand for high-yield bonds remained generally strong, and there were ample new high-yield issues. U.S. Treasury, agency, and mortgage-backed securities
(MBSs) saw moderate returns, with Treasuries losing steam in the face of rising interest rates in the second half.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 7/31/04
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency securities)      3.86%
-------------------------------------------------------------------------------
Citigroup Non-U.S. World Government Bond Index
(international government bonds)                                        9.48%
-------------------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield corporate bonds)  13.83%
-------------------------------------------------------------------------------
JP Morgan Global Diversified Emerging Markets Index
(global emerging-market securities)                                    11.24%
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     13.17%
-------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                 25.05%
-------------------------------------------------------------------------------
Russell 2000 Index (stocks of small and midsize companies)             17.06%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 7/31/04.
-------------------------------------------------------------------------------


Strategy overview

Over the 12-month period, we continued to emphasize U.S. high-yield corporate bonds. Although we reduced the fund's exposure to this sector during the second half of the period, it still made a substantial contribution to results for the year. By the end of the fiscal year, high-yield bonds -- still the fund's largest single sector weighting -- outperformed the other sectors in which the fund invests, primarily due to the strong economy, improving credit quality among high-yield issuers, declining default rates, and generally strong demand. We reduced the fund's high-yield allocation primarily because we believed that high-yield bonds were not as attractively valued as they had been over the past few years. We used the proceeds of the sales to increase the fund's weighting in MBSs, asset-backed securities (ABSs), and commercial mortgage-backed securities (CMBSs), all of which saw improved performance in the second half of the year after solid, albeit unspectacular, returns in the first half.

In a period characterized by uncertainty about the economy's strength, the impact of U.S. Federal Reserve interest-rate increases, and continued geopolitical turmoil, we avoided positioning the portfolio based on an analysis of interest rates and the economy -- the so called "top-down" approach. Instead, we focused on finding specific securities and sectors that we believed could outperform, such as high-yield bonds issued by companies with strong cash flows; certain types of MBSs and ABSs; and international government bonds from countries we felt had sound economies and strong currencies.


[GRAPHIC OMITTED: horizontal bar chart SECTOR WEIGHTINGS COMPARED]

SECTOR WEIGHTINGS COMPARED

                            as of 1/31/04  as of 7/31/04

High yield                       47.3%          40.9%

U.S. investment grade            33.2%          39.1%

International*                   19.5%          20.0%

Footnotes read:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

* Includes emerging markets.


How fund holdings and sectors affected performance

In the first half of the period, the U.S. economy was recovering strongly and the equity and high-yield bond markets responded with impressive returns. During this period, the fund's U.S. high-yield corporate bond holdings (its largest single sector weighting) significantly outperformed all other bond sectors and contributed strongly to the fund's returns. High-yield bonds, especially those with lower credit quality, outperformed Treasuries in each of the six months from August 2003 through January 2004. Within this sector, we sought, on a selective basis, opportunities in lower-quality bonds that offered both higher yields and the potential for an improvement in credit quality. Our primary rationale was that, in an environment of economic recovery and declining corporate default rates, these securities offered the greatest total return potential within the high-yield universe. As the economy and stock market improved, many high-yield bonds -- especially those with lower ratings and higher yields -- had impressive price gains in addition to their attractive yields. To take advantage of this trend, we generally de-emphasized BB-rated bonds and emphasized those with CCC ratings. We also sought bonds issued by companies with adequate liquidity and a strong ability to meet their obligations. Bonds with CCC ratings were among the strongest performers in the high-yield market during the first half of the fund's fiscal year.


[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS

(Percent of fund's net assets as of 7/31/04)

 High-Yield Sector

 1 Conseco Finance Securitizations Corp. (1.1%)
   Series 00-4, Class A6, 8.31%, 2032

 2 PSF Group Holdings, Inc. (1.0%)
   144A, Class A

 3 Qwest Corp. (1.0%)
   144A notes 9.125%, 2012

 International Sector

 1 France (Government of) (0.4%)
   Bonds, 4%, 2013

 2 United Kingdom (0.4%)
   Treasury bonds, 7.25%, 2007

 3 United Kingdom (0.4%)
   Treasury bonds, 4.5%, 2007

U.S. Investment-Grade Sector

 1 Federal National Mortgage Association (5.0%)
   Pass-through certificates, 5%, TBA, August 15, 2019

 2 Federal National Mortgage Association (5.0%)
   Pass-through certificates, 6.5%, TBA
   August 15, 2034

 3 U.S. government Treasury bonds (3.8%)
   6.25%, May 15, 2030

Footnote reads:
Holdings will vary over time.


In the second half of the year, we reduced the fund's exposure to high-yield bonds and increased the fund's allocation to mortgage-backed securities (MBSs), asset-backed securities (ABSs), and commercial mortgage-backed securities (CMBSs). Within the MBS group, we acquired high-coupon Government National Mortgage Association securities (GNMAs), which were less likely to be prepaid and therefore performed well. The fund also owned reperforming GNMAs, which are traditional MBSs in which the borrowers have become delinquent in making payments for a period of time and, as a result, the securities are less likely to be refinanced. We believed these securities did not represent a major credit risk, and the fund benefited from the higher income that they produced. Lower-quality, BBB-rated MBSs also performed well for the fund, as did manufactured housing bonds issued by Conseco. These ABSs benefited from problems that affected Conseco on a corporate level but did not jeopardize the near-term income stream of the securities. We acquired them at attractive valuation levels, and the fund benefited both from their high coupons as well as price appreciation, which occurred when investors realized their intrinsic value in early 2004. Also in the first quarter of 2004, we added to the fund's international government bond holdings, including bonds from the United Kingdom and Australia, both of which saw strong economic growth through the first seven months of 2004. These securities made positive contributions to performance.

In the first six months of the year, the fund's emerging-markets weighting was neutral, or roughly the same as many of the fund's competitors, and this sector contributed strongly to returns during this period. These securities had surged as a result of strong growth in many emerging-market countries, due in large part to gains in manufacturing and exports to other rapidly growing countries. In the second half of the period, the fund's emerging-markets holdings did not make as strong a contribution because investors generally became more cautious.

Finally, the fund's currency strategy positioned the portfolio to benefit from a weakening U.S. dollar and euro, and rising value in Japanese yen, British sterling, and Australian dollar. These positions generally made solid positive contributions to returns.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

OF SPECIAL INTEREST

MERGER WITH PUTNAM MASTER INCOME TRUST PROPOSED

The fund's Trustees have approved in principle the merger of Putnam Master Income Trust into your fund. Putnam Master Income Trust is a closed-end, multi-sector fixed-income fund whose objectives, strategy and investments are substantially similar to those of your fund. The merger may result in lower expenses for shareholders of each fund due to the larger asset base of the combined fund. A prospectus/proxy statement containing more information about the proposed merger is expected to be sent to shareholders of each fund in November. Completion of the merger is subject to a number of conditions, including final approval by each fund's Trustees and approval by shareholders of each fund at a joint shareholder meeting expected to be held within the coming months.

This report is not an offer to sell, nor a solicitation of an offer to buy, shares of any fund, nor is it a solicitation of a proxy. To receive a free copy of the prospectus/proxy statement relating to the proposed merger (which contains important information about fees, expenses and risk considerations) after a registration statement has been filed with the SEC and becomes effective, please call 1-800-255-1581. The prospectus/proxy statement will also be available without charge on the SEC's website (www.sec.gov). Read the prospectus/proxy statement carefully before making any investment decisions.


The fund's management team

The fund is managed by the Putnam Core Fixed-Income Team. The members of the team are D. William Kohli (Portfolio Leader), David Waldman
(Portfolio Member), Carl Bell, Rob Bloemker, Andrea Burke, Kevin Cronin, Steve Horner, Michael Salm, and John Van Tassel.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

The past 18 months have seen strong returns in the U.S. equity markets, emerging markets, and the high-yield corporate bond market, all of which reflect an economic recovery in the United States and generally strong growth overseas. At this point, however, we believe there are certain headwinds that could have a negative impact on the performance of lower-quality bond sectors. The most important of these are rising interest rates in the United States, high U.S. federal and consumer debt, the inflationary impact of high energy prices, and the persistent threat of terrorism around the world.

We have changed the portfolio's composition significantly from a year ago. The primary change has been to improve overall credit quality by reducing the fund's allocation to high-yield bonds and emerging-market securities and using the proceeds to increase the fund's MBS and ABS weightings. We believe this more defensive positioning should help the fund better withstand any shocks to the lower-rated sectors of the global fixed-income markets.

Despite our concerns, our outlook is not necessarily pessimistic. International economic growth is generally on a sound footing -- especially in Japan and other parts of Asia -- while U.S. growth is slowing but moderate, which may cause interest rates to rise at a slower pace than what had been expected this past spring. As returns from different global fixed-income sectors continue to fluctuate, we believe the fund's diversified portfolio of sectors and holdings can be beneficial for shareholders.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk.


Performance summary

This section shows your fund's performance during its fiscal year, which ended July 31, 2004. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate and you may have a gain or a loss when you sell your shares.


------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 7/31/04
------------------------------------------------------------------------------
                                            NAV                Market price
------------------------------------------------------------------------------
1 year                                    11.98%               7.18%
------------------------------------------------------------------------------
5 years                                   43.09               35.73
Annual average                             7.43                6.30
------------------------------------------------------------------------------
10 years                                 103.81               98.27
Annual average                             7.38                7.08
------------------------------------------------------------------------------
Annual average
Life of fund (since 2/29/88)               8.35                7.14
------------------------------------------------------------------------------

Performance does not reflect taxes on reinvested distributions.


------------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 7/31/04
------------------------------------------------------------------------------
                                                               Lipper
                                                               Flexible
                                 Citigroup Non-                Income Funds
                   Lehman        U.S. World    JP Morgan       (closed-end)
                   Government    Government    Global High     category
                   Bond Index    Bond Index    Yield Index*    average+
------------------------------------------------------------------------------
1 year             3.86%         9.48%         13.83%          10.66%
------------------------------------------------------------------------------
5 years           39.95         33.28          34.41           32.29
Annual average     6.95          5.91           6.09            5.57
------------------------------------------------------------------------------
10 years          97.87         79.41         112.79          103.44
Annual average     7.06          6.02           7.84            7.25
------------------------------------------------------------------------------
Annual average
Life of fund
(since 2/29/88)    7.68          7.07             --            8.12
------------------------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* The inception date of the JP Morgan Global High Yield Index was
  12/31/93.

+ Over the 1-, 5-, and 10-year periods ended 7/31/04, there were 11, 11, and 11 funds, respectively, in this Lipper category.


------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 7/31/04
------------------------------------------------------------------------------
Putnam Premier Income Trust
------------------------------------------------------------------------------
Distributions (number)                     12
------------------------------------------------------------------------------
Income                                     $0.468
------------------------------------------------------------------------------
Capital gains                              --
------------------------------------------------------------------------------
Total                                      $0.468
------------------------------------------------------------------------------
Share value:                               NAV        Market price
------------------------------------------------------------------------------
7/31/03                                  $6.75        $6.31
------------------------------------------------------------------------------
7/31/04                                   7.03         6.29
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current dividend rate 1                  6.66%        7.44%
------------------------------------------------------------------------------

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.


------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 6/30/04 (MOST RECENT CALENDAR QUARTER)
------------------------------------------------------------------------------
                                       NAV        Market price
------------------------------------------------------------------------------
1 year                                 8.94%      -1.71%
------------------------------------------------------------------------------
5 years                               41.11       21.53
Annual average                         7.13        3.98
------------------------------------------------------------------------------
10 years                             103.53       89.80
Annual average                         7.37        6.62
------------------------------------------------------------------------------
Annual average
Life of fund (since 2/29/88)           8.32        6.89
------------------------------------------------------------------------------


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the American Stock Exchange and the New York Stock Exchange.

Comparative indexes

Citigroup Non-U.S. World Government Bond Index is an unmanaged index of government bonds from 10 countries.

JP Morgan Global Diversified Emerging Markets Index is an unmanaged index of global emerging-market fixed-income securities.

JP Morgan Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high-yield corporate debt market of both developed and emerging markets.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

Russell 2000 Index is an unmanaged index of common stocks that generally measure performance of small to midsize companies within the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Premier Income Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Premier Income Trust, including the fund's portfolio, as of July 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2004 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Premier Income Trust as of July 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.


KPMG LLP

Boston, Massachusetts
September 3, 2004



The fund's portfolio
July 31, 2004

Corporate bonds and notes (40.9%) (a)
Principal amount                                                          Value

Basic Materials (4.3%)
-------------------------------------------------------------------------------
      $850,000 Acetex Corp. sr. notes 10 7/8s, 2009
               (Canada)                                                $928,625
     1,085,000 AK Steel Corp. company guaranty
               7 7/8s, 2009                                           1,033,463
       575,000 AK Steel Corp. company guaranty
               7 3/4s, 2012                                             531,875
       915,000 Avecia Group PLC company guaranty
               11s, 2009 (United Kingdom)                               699,975
       815,000 BCP Caylux Holdings Luxembourg SCA
               144A sr. sub. notes  9 5/8s, 2014
               (Luxembourg)                                             843,525
     1,035,000 Compass Minerals Group, Inc. company
               guaranty 10s, 2011                                     1,148,850
       400,000 Compass Minerals International, Inc.
               sr. disc. notes stepped-coupon zero %
               (12s, 6/1/08), 2013 (STP)                                312,000
     1,070,000 Compass Minerals International, Inc.
               sr. notes stepped-coupon  zero %
               (12 3/4s, 12/15/07), 2012 (STP)                          877,400
     1,603,487 Doe Run Resources Corp. company
               guaranty Ser. A1,  11 3/4s, 2008
               (PIK)                                                  1,202,615
     1,065,000 Dow Chemical Co. (The) notes 5 3/4s,
               2009                                                   1,122,225
       265,000 Equistar Chemicals LP notes 8 3/4s,
               2009                                                     273,613
     2,345,000 Equistar Chemicals LP/Equistar
               Funding Corp. company guaranty
               10 1/8s, 2008                                          2,556,050
       600,000 Georgia-Pacific Corp. bonds 7 3/4s,
               2029                                                     600,000
     1,340,000 Georgia-Pacific Corp. debs. 7.7s,
               2015                                                   1,447,200
         4,000 Georgia-Pacific Corp. sr. notes
               7 3/8s, 2008                                               4,300
       950,000 Gerdau Ameristeel Corp. sr. notes
               10 3/8s, 2011 (Canada)                                 1,059,250
       222,750 Graphics Packaging bank term loan
               FRN 4.35s, 2010  (acquired 8/6/03,
               cost $222,750) (RES)                                     225,998
       349,125 Hercules, Inc. bank term loan FRN
               3.497s, 2010  (acquired 4/7/04, cost
               $349,125) (RES)                                          350,871
     1,385,000 Hercules, Inc. company guaranty
               11 1/8s, 2007                                          1,620,450
       280,000 Huntsman Advanced Materials, LLC
               144A sec. FRN 11.86, 2008                                294,000
       330,000 Huntsman Advanced Materials, LLC
               144A sec. notes 11s, 2010                                374,550
     1,099,000 Huntsman Co., LLC sr. disc. notes
               zero %, 2008                                             637,420
       695,000 Huntsman ICI Chemicals, Inc. company
               guaranty 10 1/8s, 2009                                   707,163
     2,190,000 Huntsman ICI Holdings sr. disc.
               notes zero %, 2009                                     1,095,000
EUR    590,000 Huntsman International, LLC sr. sub.
               notes Ser. EXCH, 10 1/8s, 2009                           709,236
      $555,000 Huntsman LLC company guaranty
               11 5/8s, 2010                                            617,438
       415,000 Huntsman, LLC 144A company guaranty
               11 1/2s, 2012                                            417,075
       180,000 International Steel Group, Inc. 144A
               sr. notes 6 1/2s, 2014                                   170,550
     1,910,000 ISP Chemco, Inc. company guaranty
               Ser. B, 10 1/4s, 2011                                  2,129,650
        80,000 Kaiser Aluminum & Chemical Corp. sr.
               notes Ser. B, 10 7/8s, 2006 (In
               default) (NON)                                            84,400
       910,000 Kaiser Aluminum & Chemical Corp. sr.
               sub. notes 12 3/4s, 2003 (In
               default) (DEF) (NON)                                     172,900
       100,000 Lyondell Chemical Co. bonds 11 1/8s,
               2012                                                     111,625
       980,000 Lyondell Chemical Co. company
               guaranty 9 1/2s, 2008                                  1,025,325
       895,000 Lyondell Chemical Co. notes Ser. A,
               9 5/8s, 2007                                             945,344
EUR    610,000 MDP Acquisitions PLC sr. notes
               10 1/8s, 2012 (Ireland)                                  813,325
      $125,000 MDP Acquisitions PLC sr. notes
               9 5/8s, 2012 (Ireland)                                   140,000
       515,217 MDP Acquisitions PLC sub. notes
               15 1/2s, 2013 (Ireland) (PIK)                            600,228
     1,390,000 Millennium America, Inc. company
               guaranty 9 1/4s, 2008                                  1,501,200
       210,000 Millennium America, Inc. 144A sr.
               notes 9 1/4s, 2008                                       226,800
       186,761 Nalco Co. bank term loan FRN Ser. B,
               4.126s, 2010  (acquired 11/6/03,
               cost $186,761) (RES)                                     189,475
EUR    100,000 Nalco Co. 144A sr. notes 7 3/4s,
               2011                                                     126,410
EUR    100,000 Nalco Co. 144A sr. sub. notes 9s,
               2013                                                     125,928
    $1,490,000 Nalco Co. 144A sr. sub. notes
               8 7/8s, 2013                                           1,564,500
       795,000 Norska Skog Canada Ltd. sr. notes
               7 3/8s, 2014 (Canada)                                    791,025
       609,379 PCI Chemicals Canada sec. sr. notes
               10s, 2008 (Canada)                                       591,098
       192,965 Pioneer Companies, Inc. sec. FRN
               5.086s, 2006                                             182,352
     1,095,000 Potlatch Corp. company guaranty 10s,
               2011                                                   1,231,875
       180,000 Resolution Performance Products, LLC
               sr. notes 9 1/2s, 2010                                   188,100
EUR    620,000 SGL Carbon SA 144A sr. notes 8 1/2s,
               2012 (Luxembourg)                                        725,518
      $233,752 SGL Carbon, LLC bank term loan FRN
               4.22s, 2009  (acquired 2/26/04, cost
               $234,921) (RES)                                          233,752
       310,000 Smurfit-Stone Container Corp.
               company guaranty 8 1/4s, 2012                            330,925
        55,000 Smurfit-Stone Container Corp.
               company guaranty 7 1/2s, 2013                             55,825
       965,000 Steel Dynamics, Inc. company
               guaranty 9 1/2s, 2009                                  1,071,150
       207,976 Sterling Chemicals, Inc. sec. notes
               10s, 2007 (PIK)                                          195,497
       710,000 Stone Container Corp. sr. notes
               9 3/4s, 2011                                             784,550
       345,000 Stone Container Corp. sr. notes
               8 3/8s, 2012                                             369,150
       210,000 Stone Container Finance 144A company
               guaranty 7 3/8s,  2014 (Canada)                          213,675
     1,225,000 Ucar Finance, Inc. company guaranty
               10 1/4s, 2012                                          1,372,000
       550,000 United Agri Products 144A sr. notes
               8 1/4s, 2011                                             596,750
       706,000 United States Steel Corp. sr. notes
               9 3/4s, 2010                                             785,425
       350,000 Wellman 1st. lien bank term loan FRN
               6s, 2009 (acquired 2/4/04, cost
               $350,000) (RES)                                          355,104
       380,000 Wellman 2nd. lien bank term loan FRN
               8 3/4s, 2010 (acquired 2/4/04, cost
               $372,400) (RES)                                          371,133
        77,422 Wheeling-Pittsburgh Steel Corp. sr.
               notes 6s, 2010                                            52,647
       147,827 Wheeling-Pittsburgh Steel Corp. sr.
               notes 5s, 2011                                            99,044
       260,000 WHX Corp. sr. notes 10 1/2s, 2005                        241,800
                                                                 --------------
                                                                     42,456,222

Capital Goods (3.4%)
-------------------------------------------------------------------------------
       698,000 AEP Industries, Inc. sr. sub. notes
               9 7/8s, 2007                                             715,450
     1,340,093 Air2 US 144A sinking fund Ser. D,
               12.266s, 2020 (In default) (NON)                              13
       209,491 Allied Waste Industries, Inc. bank
               term loan FRN 4.136s, 2010 (acquired
               4/25/03, cost $209,491) (RES)                            212,070
        35,357 Allied Waste Industries, Inc. bank
               term loan FRN Ser. C,  1.369s, 2010
               (acquired 4/25/03, cost $35,357)
               (RES)                                                     35,902
     1,670,000 Allied Waste North America, Inc.
               company guaranty Ser. B,  8 1/2s,
               2008                                                   1,824,475
       765,000 Allied Waste North America, Inc.
               sec. notes 6 1/2s, 2010                                  757,350
       297,000 Amsted Industries bank term loan FRN
               5.364s, 2010  (acquired 8/12/03 cost
               $295,515) (RES)                                          303,311
       775,000 Argo-Tech Corp. 144A sr. notes
               9 1/4s, 2011                                             809,875
       840,000 BE Aerospace, Inc. sr. sub. notes
               9 1/2s, 2008                                             850,500
       285,000 BE Aerospace, Inc. sr. sub. notes
               Ser. B, 8 7/8s, 2011                                     277,875
       660,000 BE Aerospace, Inc. sr. sub. notes
               Ser. B, 8s, 2008                                         636,900
       190,000 Berry Plastics Corp. company
               guaranty 10 3/4s, 2012                                   211,375
     1,195,000 Blount, Inc. company guaranty 13s,
               2009                                                   1,284,625
       345,000 Blount, Inc. company guaranty 7s,
               2005                                                     352,763
       970,000 Browning-Ferris Industries, Inc.
               debs. 7.4s, 2035                                         863,300
       880,000 Browning-Ferris Industries, Inc. sr.
               notes 6 3/8s, 2008                                       897,600
       285,000 Crown Cork & Seal Company, Inc. bank
               term loan FRN Ser. B,  4.586s, 2008
               (acquired 2/21/03, cost $282,150)
               (RES)                                                    288,919
EUR    115,000 Crown Holdings SA bonds 10 1/4s,
               2011 (France)                                            156,101
    $1,240,000 Crown Holdings SA notes 10 7/8s,
               2013 (France)                                          1,422,900
       545,000 Crown Holdings SA notes 9 1/2s, 2011
               (France)                                                 596,775
     1,310,000 Decrane Aircraft Holdings Co.
               company guaranty Ser. B, 12s, 2008                       851,500
       214,772 EaglePicher bank term loan FRN
               4.41s, 2009 (acquired 8/6/03, cost
               $216,085) (RES)                                          216,249
       985,000 Earle M. Jorgensen Co. sec. notes
               9 3/4s, 2012                                           1,083,500
       840,000 FIMEP SA sr. notes 10 1/2s, 2013
               (France)                                                 966,000
EUR    500,000 Flender Holdings 144A sr. notes 11s,
               2010 (Germany)                                           686,524
      $181,134 Flowserve Corp. bank term loan FRN
               Ser. C, 4.212s, 2009  (acquired
               various dates from 4/30/02 to
               2/26/04, cost $182,534) (RES)                            183,285
       770,000 Flowserve Corp. company guaranty
               12 1/4s, 2010                                            872,025
       297,895 Graham Packaging bank term loan FRN
               4.291s, 2010  (acquired 2/18/03,
               cost $296,405) (RES)                                     299,260
       915,000 Hexcel Corp. sr. sub. notes 9 3/4s,
               2009                                                     958,463
DEM  1,075,000 Impress Metal Packaging Holding NV
               sr. sub. notes  9 7/8s, 2007
               (Netherlands)                                            638,550
      $159,668 Invensys, PLC bank term loan FRN
               5.477s, 2009  (acquired 3/11/04,
               cost $159,268) (United Kingdom)
               (RES)                                                    162,063
     1,370,000 Invensys, PLC notes 9 7/8s, 2011
               (United Kingdom)                                       1,380,275
       710,000 K&F Industries, Inc. sr. sub. notes
               Ser. B, 9 5/8s, 2010                                     775,675
     1,025,000 Legrand SA debs. 8 1/2s, 2025
               (France)                                               1,081,375
       120,000 Manitowoc Co., Inc. (The) company
               guaranty 10 1/2s, 2012                                   136,800
EUR    240,000 Manitowoc Co., Inc. (The) company
               guaranty 10 3/8s, 2011                                   321,152
      $305,000 Manitowoc Co., Inc. (The) sr. notes
               7 1/8s, 2013                                             309,575
       188,991 Mueller Group bank term loan FRN
               4.559s, 2011  (acquired 4/22/04,
               cost $188,991) (RES)                                     190,526
       265,000 Mueller Group Inc. 144A sec. FRN
               5.919s, 2011                                             272,950
       370,000 Mueller Group Inc. 144A sr. sub.
               notes 10s, 2012                                          388,500
       775,000 Owens-Brockway Glass company
               guaranty 8 1/4s, 2013                                    811,813
       725,000 Owens-Brockway Glass company
               guaranty 7 3/4s, 2011                                    768,500
       955,000 Owens-Brockway Glass sr. sec. notes
               8 3/4s, 2012                                           1,050,500
       715,000 Pliant Corp. sec. notes 11 1/8s,
               2009                                                     772,200
       195,000 Roper bank term loan FRN 3.61s, 2008
               (acquired 12/22/03, cost $195,000)
               (RES)                                                    197,600
     1,650,000 Sequa Corp. sr. notes 9s, 2009                         1,782,000
       325,000 Siebe PLC 144A sr. unsub. 6 1/2s,
               2010 (United Kingdom)                                    292,500
       199,500 Solo Cup Co. bank term loan FRN
               3.945s, 2011 (acquired 2/19/04, cost
               $200,639) (RES)                                          201,661
       210,000 Solo Cup Co. 144A sr. sub. notes
               8 1/2s, 2014                                             193,200
     1,090,000 Tekni-Plex, Inc. company guaranty
               Ser. B, 12 3/4s, 2010                                  1,062,750
       640,000 Tekni-Plex, Inc. 144A sr. sec. notes
               8 3/4s, 2013                                             620,000
       265,000 Terex Corp. company guaranty 9 1/4s,
               2011                                                     294,813
       995,000 Terex Corp. company guaranty Ser. B,
               10 3/8s, 2011                                          1,109,425
        74,625 Transdigm, Inc. bank term loan FRN
               3.61s, 2010 (acquired 4/19/04, cost
               $74,625) (RES)                                            75,512
       575,000 Trimas Corp. company guaranty
               9 7/8s, 2012                                             600,875
       510,000 Vought Aircraft Industries, Inc.
               144A sr. notes 8s, 2011                                  499,800
                                                                 --------------
                                                                     34,605,475

Communication Services (3.3%)
-------------------------------------------------------------------------------
       469,000 Alamosa Delaware, Inc. company
               guaranty 11s, 2010                                       512,383
       371,000 Alamosa Delaware, Inc. company
               guaranty stepped-coupon  zero %
               (12s, 7/31/05), 2009 (STP)                               362,653
       580,000 Alamosa Delaware, Inc. 144A sr.
               notes 8 1/2s, 2012                                       566,950
       270,000 American Cellular Corp. company
               guaranty 9 1/2s, 2009                                    232,200
     1,115,000 American Cellular Corp. sr. notes
               Ser. B, 10s, 2011                                        970,050
       515,000 American Tower Corp. 144A sr. notes
               7 1/2s, 2012                                             505,988
     1,040,000 American Towers, Inc. company
               guaranty 7 1/4s, 2011                                  1,047,800
       770,000 Asia Global Crossing, Ltd. sr. notes
               13 3/8s, 2010 (Bermuda) (In default)
               (NON)                                                     69,300
     1,245,000 Centennial Cellular Operating Co.
               company guaranty 10 1/8s, 2013                         1,282,350
       205,000 Cincinnati Bell Telephone Co.
               company guaranty 6.3s, 2028                              178,350
       505,000 Cincinnati Bell, Inc. company
               guaranty 7 1/4s, 2013                                    470,913
       565,000 Cincinnati Bell, Inc. notes 7 1/4s,
               2023                                                     502,850
     1,145,000 Cincinnati Bell, Inc. sr. sub. notes
               8 3/8s, 2014                                           1,007,600
       441,450 Colo.com, Inc. 144A sr. notes
               13 7/8s, 2010 (In default) (NON)                              44
       100,000 Consolidated Communications bank
               term loan FRN 4.081s,  2012
               (acquired 4/7/04, cost $100,000)
               (RES)                                                    101,750
       148,875 Crown Castle International Corp.
               bank term loan FRN 5.09s,  2010
               (acquired 10/3/03, cost $148,875)
               (RES)                                                    149,061
     1,060,000 Crown Castle International Corp. sr.
               notes 9 3/8s, 2011                                     1,195,150
       148,875 Dobson Communications Corp. bank
               term loan FRN 4.915s, 2010
               (acquired 10/20/03, cost $148,875)
               (RES)                                                    149,038
       585,000 Dobson Communications Corp. sr.
               notes 8 7/8s, 2013                                       447,525
       365,000 Eircom Funding notes 8 1/4s, 2013
               (Ireland)                                                383,250
       540,000 Fairpoint Communications, Inc. sr.
               sub. notes 12 1/2s, 2010                                 588,600
       337,135 Firstworld Communication Corp. sr.
               disc. notes zero %, 2008 (In
               default) (NON)                                                34
       300,220 Globix Corp. company guaranty 11s,
               2008 (PIK)                                               250,684
     1,200,000 Inmarsat Finance PLC 144A company
               guaranty 7 5/8s, 2012 (United
               Kingdom)                                               1,149,000
       420,000 iPCS, Inc. 144A sr. notes 11 1/2s,
               2012                                                     433,650
     1,055,000 Level 3 Financing Inc. 144A sr.
               notes 10 3/4s, 2011                                      902,025
     1,005,000 Madison River Capital Corp. sr.
               notes 13 1/4s, 2010                                    1,067,813
     1,458,000 MCI, Inc. sr. notes 7.735s, 2014                       1,314,023
       358,000 MCI, Inc. sr. notes 6.688s, 2009                         329,808
         1,000 MCI, Inc. sr. notes 5.908s, 2007                             969
       348,250 Nextel bank term loan FRN Ser. E,
               3.813s, 2010  (acquired 12/19/02,
               cost $322,044) (RES)                                     350,489
     2,080,000 Nextel Communications, Inc. sr.
               notes 7 3/8s, 2015                                     2,184,000
        58,000 Nextel Partners, Inc. sr. notes
               12 1/2s, 2009                                             67,570
     1,765,000 Nextel Partners, Inc. sr. notes
               8 1/8s, 2011                                           1,817,950
     1,160,000 PanAmSat Corp. company guaranty
               8 1/2s, 2012                                           1,338,350
       268,125 Qwest Communications International,
               Inc. bank term loan  FRN 6 1/2s,
               2007 (acquired 6/5/03, cost
               $265,444) (RES)                                          277,677
     1,765,000 Qwest Communications International,
               Inc. 144A sr. notes  7 1/2s, 2014                      1,650,275
       240,000 Qwest Communications International,
               Inc. 144A sr. notes  FRN 4.75s, 2009                     229,200
     3,360,000 Qwest Corp. 144A notes 9 1/8s, 2012                    3,695,945
       505,000 Qwest Services Corp. 144A notes
               14 1/2s, 2014                                            606,000
       380,000 Rogers Wireless, Inc. sec. notes
               9 5/8s, 2011 (Canada)                                    427,500
       420,000 Rural Cellular Corp. sr. sub. notes
               Ser. B, 9 5/8s, 2008                                     399,000
       225,000 SBA Communications Corp. sr. notes
               10 1/4s, 2009                                            232,875
       100,000 SBA Senior Finance, Inc. bank term
               loan FRN 4.687s, 2008  (acquired
               2/3/04, cost $100,000) (RES)                             100,656
       445,000 SBA Telecommunications Inc./SBA
               Communication Corp. sr. disc. notes
               stepped-coupon zero % (9 3/4s,
               12/15/07), 2011                                          337,088
       540,000 Triton PCS, Inc. company guaranty
               8 3/4s, 2011                                             417,150
       935,000 TSI Telecommunication Services, Inc.
               company guaranty  Ser. B, 12 3/4s,
               2009                                                   1,005,125
       577,000 UbiquiTel Operating Co. bonds
               stepped-coupon zero %  (14s,
               4/15/05), 2010 (STP)                                     579,885
       510,000 UbiquiTel Operating Co. sr. notes
               9 7/8s, 2011                                             506,175
       765,000 Western Wireless Corp. sr. notes
               9 1/4s, 2013                                             782,213
                                                                 --------------
                                                                     33,176,934

Consumer Cyclicals (9.9%)
-------------------------------------------------------------------------------
        84,124 Advance Stores bank term loan FRN
               Ser. C, 3.312s, 2007
               (acquired 3/4/03, cost $84,124)
               (RES)                                                     85,123
       395,000 Ameristar Casinos, Inc. company
               guaranty 10 3/4s, 2009                                   444,375
       230,000 Argosy Gaming Co. sr. sub. notes 9s,
               2011                                                     255,300
       915,000 Argosy Gaming Co. 144A sr. sub.
               notes 7s, 2014                                           911,569
       640,000 Asbury Automotive Group, Inc. sr.
               sub. notes 8s, 2014                                      601,600
     1,230,000 Autonation, Inc. company guaranty
               9s, 2008                                               1,389,900
       210,000 Beazer Homes USA, Inc. company
               guaranty 8 3/8s, 2012                                    224,700
       237,336 Borgata Resorts bank term loan FRN
               Ser. B, 4.126s, 2007  (acquired
               6/5/02, cost $236,742) (RES)                             238,967
       820,000 Boyd Gaming Corp. sr. sub. notes
               8 3/4s, 2012                                             885,600
       230,000 Boyd Gaming Corp. sr. sub. notes
               7 3/4s, 2012                                             236,900
       450,000 Building Materials Corp. company
               guaranty 8s, 2008                                        450,000
       500,000 Chumash Casino & Resort Enterprise
               144A sr. notes 9s, 2010                                  545,000
       188,259 Coinmach Corp. bank term loan FRN
               Ser. B, 4.316s, 2009  (acquired
               1/31/02, cost $188,024) (RES)                            189,765
     1,655,000 Coinmach Corp. sr. notes 9s, 2010                      1,679,825
     1,090,000 Collins & Aikman Products company
               guaranty 10 3/4s, 2011                                 1,100,900
        73,858 Corrections Corporation of America
               bank term loan  FRN 3.36s, 2008
               (acquired 8/5/03, cost $73,858) (RES)                     74,874
       145,000 D.R. Horton, Inc. company guaranty
               8s, 2009                                                 161,675
       880,000 D.R. Horton, Inc. sr. notes 7 7/8s,
               2011                                                     976,800
       220,000 D.R. Horton, Inc. sr. notes 6 7/8s,
               2013                                                     228,250
       600,000 D.R. Horton, Inc. sr. notes 5 7/8s,
               2013                                                     584,250
       220,000 Dana Corp. notes 10 1/8s, 2010                           250,800
       785,000 Dana Corp. notes 9s, 2011                                926,300
       135,000 Dana Corp. notes 7s, 2029                                133,650
       405,000 Dana Corp. notes 6 1/2s, 2009                            425,250
       780,000 Dayton Superior Corp. sec. notes
               10 3/4s, 2008                                            799,500
       295,000 Delco Remy International, Inc.
               company guaranty 11s, 2009                               316,388
       740,000 Delco Remy International, Inc. 144A
               sr. sub. notes 9 3/8s, 2012                              714,100
       661,675 Derby Cycle Corp. (The) sr. notes
               10s, 2008 (In default) (NON)                                  66
DEM  1,700,694 Derby Cycle Corp. (The) sr. notes
               9 3/8s, 2008 (In default) (NON)                              105
    $1,545,000 Dex Media East, LLC/Dex Media East
               Finance Co. sr. notes  Ser. B,
               8 1/2s, 2010                                           1,699,500
       267,361 Dex Media West, LLC bank term loan
               FRN 3.691s, 2010  (acquired 9/9/03,
               cost $267,361) (RES)                                     272,207
       705,000 Dex Media, Inc. 144A disc. notes
               stepped-coupon zero %  (9s,
               11/15/08), 2013 (STP)                                    489,975
       805,000 Dex Media, Inc. 144A notes 8s, 2013                      809,025
       265,000 Dura Operating Corp. company
               guaranty Ser. B, 8 5/8s, 2012                            262,350
       710,000 Dura Operating Corp. company
               guaranty Ser. D, 9s, 2009                                678,050
       140,000 FelCor Lodging LP company guaranty
               10s, 2008 (R)                                            147,700
       680,000 Finlay Fine Jewelry Corp. 144A sr.
               notes 8 3/8s, 2012                                       714,000
       965,000 Gaylord Entertainment Co. sr. notes
               8s, 2013                                                 992,744
       160,000 Goodyear Tire & Rubber Co. (The)
               bank term loan FRN  6.059s, 2006
               (acquired 2/19/04, cost $160,000)
               (RES)                                                    161,550
     1,700,000 Goodyear Tire & Rubber Co. (The)
               notes 7.857s, 2011                                     1,581,000
       285,000 Goodyear Tire & Rubber Co. (The)
               notes 6 3/8s, 2008                                       267,900
       236,225 Hayes Lemmerz International, Inc.
               bank term loan FRN 5.1s,
               2009 (acquired 6/3/03, cost
               $233,863) (RES)                                          240,581
       565,000 Herbst Gaming, Inc. 144A sr. sub.
               notes 8 1/8s, 2012                                       557,938
     1,175,000 Hilton Hotels Corp. notes 7 5/8s,
               2012                                                   1,296,906
     1,235,000 HMH Properties, Inc. company
               guaranty Ser. B, 7 7/8s, 2008                          1,268,963
     1,848,767 Hollinger Participation Trust 144A
               sr. notes 12 1/8s,  2010 (Canada)
               (PIK)                                                  2,163,057
     1,370,000 Hollywood Park, Inc. company
               guaranty Ser. B, 9 1/4s, 2007                          1,404,250
     1,250,000 Horseshoe Gaming Holdings company
               guaranty 8 5/8s, 2009                                  1,303,125
       389,000 Host Marriott LP sr. notes Ser. E,
               8 3/8s, 2006 (R)                                         411,368
     1,050,000 Host Marriott LP 144A sr. notes 7s,
               2012                                                   1,036,875
       475,000 Houghton Mifflin Co. sr. sub. notes
               9 7/8s, 2013                                             488,063
     1,205,000 Icon Health & Fitness company
               guaranty 11 1/4s, 2012                                 1,313,450
       148,875 IESI Corp. bank term loan FRN
               4.601s, 2010 (acquired various
               dates from 10/20/03 to 10/21/03,
               cost $149,719) (RES)                                     151,108
       895,000 IESI Corp. company guaranty 10 1/4s,
               2012                                                     971,075
       385,000 Inn of the Mountain Gods sr. notes
               12s, 2010                                                431,200
       725,000 ITT Corp. debs. 7 3/8s, 2015                             741,313
       815,000 ITT Corp. notes 6 3/4s, 2005                             844,544
     1,370,000 JC Penney Co., Inc. debs. 7.95s,
               2017                                                   1,548,100
       245,000 JC Penney Co., Inc. debs. 7.65s,
               2016                                                     269,500
       615,000 JC Penney Co., Inc. debs. 7 1/8s,
               2023                                                     639,600
        40,000 JC Penney Co., Inc. notes 8s, 2010                        44,900
     2,245,000 John Q. Hammons Hotels LP/John Q.
               Hammons Hotels  Finance Corp. III
               1st mtge. Ser. B, 8 7/8s, 2012                         2,469,500
     1,310,000 Jostens Holding Corp. sr. disc.
               notes stepped-coupon  zero %
               (10 1/4s, 12/1/08), 2013 (STP)                           877,700
       258,638 Jostens, Inc. bank term loan FRN
               Ser. B, 3.869s, 2010  (acquired
               7/28/03, cost $258,638) (RES)                            261,871
       730,000 Jostens, Inc. sr. sub. notes
               12 3/4s, 2010                                            824,900
       180,000 K. Hovnanian Enterprises, Inc.
               company guaranty 10 1/2s, 2007                           207,900
       795,000 K. Hovnanian Enterprises, Inc.
               company guaranty 8 7/8s, 2012                            868,538
       540,000 K. Hovnanian Enterprises, Inc.
               company guaranty 6 3/8s, 2014                            504,900
       405,000 K. Hovnanian Enterprises, Inc. sr.
               notes 6 1/2s, 2014                                       383,738
       500,000 K2, Inc. 144A sr. notes 7 3/8s, 2014                     508,750
     1,885,000 Laidlaw International, Inc. sr.
               notes 10 3/4s, 2011                                    2,087,638
       244,444 Lamar Media Corp. bank term loan FRN
               3 3/8s, 2010  (acquired 2/27/03,
               cost $244,444) (RES)                                     246,644
       780,000 Lamar Media Corp. company guaranty
               7 1/4s, 2013                                             805,350
       100,000 Landsource bank term loan FRN 4s,
               2010 (acquired 1/12/04, cost
               $100,000) (RES)                                          101,313
     1,310,000 Levi Strauss & Co. sr. notes
               12 1/4s, 2012                                          1,329,650
       600,000 Mandalay Resort Group sr. notes
               6 3/8s, 2011                                             612,000
       985,000 Meristar Hospitality Corp. company
               guaranty 9 1/8s, 2011 (R)                              1,017,013
       530,000 Meristar Hospitality Corp. company
               guaranty 9s, 2008 (R)                                    548,550
       410,000 Meritage Corp. company guaranty
               9 3/4s, 2011                                             453,050
       275,000 Meritage Corp. sr. notes 7s, 2014                        264,000
       560,000 Meritor Automotive, Inc. notes 6.8s,
               2009                                                     562,800
       875,000 Metaldyne Corp. 144A sr. notes 10s,
               2013                                                     875,000
     1,085,000 MGM Mirage, Inc. company guaranty
               8 1/2s, 2010                                           1,198,925
       680,000 MGM Mirage, Inc. company guaranty
               6s, 2009                                                 674,900
        75,000 Mohegan Tribal Gaming Authority sr.
               notes 8 1/8s, 2006                                        80,438
       270,000 Mohegan Tribal Gaming Authority sr.
               sub. notes 8 3/8s, 2011                                  307,125
       165,000 Mohegan Tribal Gaming Authority sr.
               sub. notes 8s, 2012                                      179,231
     1,605,000 Mohegan Tribal Gaming Authority sr.
               sub. notes 6 3/8s, 2009                                1,615,031
       760,000 Nortek Holdings, Inc. 144A sr. notes
               stepped-coupon zero %  (10s,
               11/15/07), 2011 (STP)                                    635,360
       555,000 Nortek, Inc. sr. sub. notes Ser. B,
               9 7/8s, 2011                                             647,963
       415,000 Owens Corning bonds 7 1/2s, 2018 (In
               default) (NON)                                           180,525
     1,185,000 Owens Corning notes 7 1/2s, 2005 (In
               default) (NON)                                           515,475
       635,000 Oxford Industries, Inc. 144A sr.
               notes 8 7/8s, 2011                                       676,275
     1,250,000 Park Place Entertainment Corp. sr.
               notes 7 1/2s, 2009                                     1,362,500
       680,000 Park Place Entertainment Corp. sr.
               notes 7s, 2013                                           709,750
       545,000 Park Place Entertainment Corp. sr.
               sub. notes 8 7/8s, 2008                                  606,313
         5,000 Park Place Entertainment Corp. sr.
               sub. notes 8 1/8s, 2011                                    5,519
       189,118 Penn National Gaming, Inc. bank term
               loan FRN 4.07s, 2010  (acquired
               2/19/03, cost $188,882) (RES)                            191,766
       640,000 Penn National Gaming, Inc. company
               guaranty Ser. B, 11 1/8s, 2008                           702,400
     1,320,000 Penn National Gaming, Inc. sr. sub.
               notes 8 7/8s, 2010                                     1,443,750
       310,000 Phillips-Van Heusen Corp. 144A sr.
               notes 7 1/4s, 2011                                       316,200
       157,325 Pinnacle Entertainment, Inc. bank
               term loan FRN 4.84s,  2009 (acquired
               12/15/03, cost $157,325) (RES)                           159,291
       765,000 Pinnacle Entertainment, Inc. sr.
               sub. notes 8 3/4s, 2013                                  761,175
       360,000 Pinnacle Entertainment, Inc. sr.
               sub. notes 8 1/4s, 2012                                  345,600
       190,762 PRIMEDIA, Inc. bank term loan FRN
               Ser. B, 4 1/4s, 2009  (acquired
               2/10/03, cost $182,654) (RES)                            182,654
     1,515,000 PRIMEDIA, Inc. company guaranty
               8 7/8s, 2011                                           1,488,488
     1,110,000 PRIMEDIA, Inc. 144A sr. notes 8s,
               2013                                                   1,032,300
       510,000 Reader's Digest Association, Inc.
               (The) sr. notes 6 1/2s, 2011                             504,900
       995,000 Resorts International Hotel and
               Casino, Inc. company guaranty
               11 1/2s, 2009                                          1,119,375
       369,472 RH Donnelley Finance Corp. I bank
               term loan FRN Ser. B,  3.786s, 2010
               (acquired 12/4/02, cost $369,472)
               (RES)                                                    373,513
       175,000 RH Donnelley Finance Corp. I company
               guaranty 8 7/8s, 2010                                    192,500
     1,290,000 RH Donnelley Finance Corp. I 144A
               sr. notes 8 7/8s, 2010                                 1,419,000
       650,000 RH Donnelley Finance Corp. I 144A
               sr. sub. notes 10 7/8s, 2012                             760,500
       920,000 Russell Corp. company guaranty
               9 1/4s, 2010                                             984,400
     1,538,000 Saks, Inc. company guaranty 7s, 2013                   1,507,240
     1,665,000 Samsonite Corp. 144A sr. sub. notes
               8 7/8s, 2011                                           1,694,138
       530,000 Schuler Homes, Inc. company guaranty
               10 1/2s, 2011                                            606,850
       370,327 Scientific Gaming bank term loan FRN
               3.84s, 2008  (acquired 12/11/02,
               cost $368,475) (RES)                                     374,338
       155,714 Sealy Mattress Co. bank term loan
               FRN 4.221s, 2012  (acquired 4/2/04,
               cost $155,714) (RES)                                     157,920
     1,545,000 Sealy Mattress Co. 144A sr. sub.
               notes 8 1/4s, 2014                                     1,545,000
       138,175 SPX Corp. bank term loan FRN Ser. B,
               3 3/8s, 2009  (acquired various
               dates from 7/23/02 to 8/26/03, cost
               $138,175) (RES)                                          140,162
       590,000 Standard Pacific Corp. sr. notes
               7 3/4s, 2013                                             606,225
        70,000 Starwood Hotels & Resorts Worldwide,
               Inc. company  guaranty 7 7/8s, 2012                       75,425
       535,000 Starwood Hotels & Resorts Worldwide,
               Inc. company  guaranty 7 3/8s, 2007                      564,425
       665,000 Station Casinos, Inc. sr. notes 6s,
               2012                                                     648,375
       715,000 Station Casinos, Inc. sr. sub. notes
               6 7/8s, 2016                                             695,338
       470,000 Technical Olympic USA, Inc. company
               guaranty 10 3/8s, 2012                                   497,025
       305,000 Technical Olympic USA, Inc. company
               guaranty 9s, 2010                                        314,150
EUR    185,000 Teksid Aluminum 144A company
               guaranty 11 3/8s,  2011 (Luxembourg)                     192,654
    $1,040,000 Tenneco Automotive, Inc. sec. notes
               Ser. B, 10 1/4s, 2013                                  1,185,600
     1,700,000 Trump Atlantic City Associates
               company guaranty 11 1/4s, 2006                         1,496,000
       745,000 Trump Casino Holdings, LLC company
               guaranty 12 5/8s, 2010                                   761,763
       154,613 TRW Automotive bank term loan FRN
               4 1/8s, 2011  (acquired 1/7/04, cost
               $154,613) (RES)                                          157,222
       715,000 United Auto Group, Inc. company
               guaranty 9 5/8s, 2012                                    782,925
     1,215,000 Vertis, Inc. company guaranty
               Ser. B, 10 7/8s, 2009                                  1,327,388
     1,015,000 Vertis, Inc. sub. notes 13 1/2s,
               2009                                                   1,035,300
       370,000 Von Hoffman Press, Inc. company
               guaranty 10 3/8s, 2007                                   373,700
     1,060,000 Von Hoffman Press, Inc. company
               guaranty 10 1/4s, 2009                                 1,155,400
       534,185 Von Hoffman Press, Inc. debs. 13s,
               2009 (PIK)                                               520,830
     1,135,000 WCI Communities, Inc. company
               guaranty 9 1/8s, 2012                                  1,222,963
       552,000 William Carter Holdings Co. (The)
               company guaranty  Ser. B, 10 7/8s,
               2011                                                     621,000
       220,000 WRC Media Corp. bank term loan FRN
               6.761s, 2009  (acquired 3/25/04,
               cost $220,000) (RES)                                     219,313
       770,000 WRC Media Corp. sr. sub. notes
               12 3/4s, 2009                                            700,700
        87,000 Yell Finance BV sr. notes 10 3/4s,
               2011 (Netherlands)                                        99,920
                                                                 --------------
                                                                     98,496,685

Consumer Staples (5.8%)
-------------------------------------------------------------------------------
       110,000 Adelphia Communications Corp. notes
               Ser. B, 9 7/8s, 2005 (In default)
               (NON)                                                     94,600
       560,000 Adelphia Communications Corp. sr.
               notes 10 7/8s, 2010  (In default)
               (NON)                                                    490,000
        25,000 Adelphia Communications Corp. sr.
               notes 10 1/4s, 2011  (In default)
               (NON)                                                     22,375
        75,000 Adelphia Communications Corp. sr.
               notes 9 3/8s, 2009  (In default)
               (NON)                                                     65,625
     1,505,000 Adelphia Communications Corp. sr.
               notes Ser. B, 7 3/4s, 2009 (In
               default) (NON)                                         1,264,200
        47,669 Affinity Group Holdings bank term
               loan FRN Ser. B1,  5.528s, 2009
               (acquired 5/27/03, cost $47,550)
               (RES)                                                     48,086
       119,173 Affinity Group Holdings bank term
               loan FRN Ser. B2,  5.321s, 2009
               (acquired 5/27/03, cost $118,875)
               (RES)                                                    120,215
       765,000 Affinity Group, Inc. 144A sr. sub.
               notes 9s, 2012                                           792,731
       915,000 AMC Entertainment, Inc. sr. sub.
               notes 9 7/8s, 2012                                       937,875
       770,000 AMC Entertainment, Inc. 144A sr.
               sub. notes 8s, 2014                                      710,325
       440,565 American Seafood Group, LLC bank
               term loan FRN Ser. B,  4.59s, 2009
               (acquired 4/11/02, cost $440,124)
               (RES)                                                    441,574
       239,400 AMF Bowling Worldwide bank term loan
               FRN 4.372s,  2009 (acquired 2/25/04,
               cost $239,400) (RES)                                     241,196
       458,590 Archibald Candy Corp. company
               guaranty 10s, 2007  (In default)
               (NON) (PIK)                                              302,669
       890,000 Armkel, LLC/Armkel Finance sr. sub.
               notes 9 1/2s, 2009                                       967,875
       790,000 Brand Services, Inc. company
               guaranty 12s, 2012                                       908,500
       945,000 Cablevision Systems Corp. 144A sr.
               notes 8s, 2012                                           928,463
       700,000 Capital Records, Inc. 144A company
               guaranty 8 3/8s, 2009                                    755,082
     1,120,000 Century Cable Holdings bank term
               loan FRN 6 1/4s, 2009  (acquired
               various dates from 5/22/02 to
               6/11/02, cost $980,796) (RES)                          1,081,033
       320,000 Charter bank term loan FRN 4.42s,
               2011 (acquired 4/21/04, cost
               $320,000) (RES)                                          315,160
       360,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. disc. notes
               stepped-coupon zero % (12 1/8s,
               1/15/07), 2012 (STP)                                     195,300
       735,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. disc. notes
               stepped-coupon zero % (11 3/4s,
               5/15/06), 2011 (STP)                                     433,650
       980,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes
               11 1/8s, 2011                                            776,650
     1,195,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes
               10 3/4s, 2009                                            961,975
       585,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes
               10 1/4s, 2010                                            454,838
     2,310,000 Charter Communications Holdings,
               LLC/Capital Corp.  sr. notes 10s,
               2011                                                   1,749,825
       265,000 Charter Communications Holdings,
               LLC/Capital Corp.  sr. notes 8 5/8s,
               2009                                                     200,075
       910,000 Cinemark USA, Inc. sr. sub. notes
               9s, 2013                                                 998,725
     1,385,000 Cinemark, Inc. 144A sr. disc. notes
               stepped-coupon zero %  (9 3/4s,
               3/15/09), 2014 (STP)                                     914,100
       154,685 Constellation Brands, Inc. bank term
               loan FRN 3.213s, 2008  (acquired
               11/3/03, cost $154,685) (RES)                            156,812
       420,000 Constellation Brands, Inc. company
               guaranty Ser. B, 8s, 2008                                458,850
       595,000 Constellation Brands, Inc. sr. sub.
               notes Ser. B, 8 1/8s, 2012                               641,113
       600,000 CSC Holdings, Inc. debs. 7 5/8s,
               2018                                                     568,500
       515,000 CSC Holdings, Inc. sr. notes Ser. B,
               7 5/8s, 2011                                             520,150
       515,000 CSC Holdings, Inc. 144A sr. notes
               6 3/4s, 2012                                             496,975
       240,000 Dean Foods Co. sr. notes 6 5/8s,
               2009                                                     248,400
       310,000 Del Monte Corp. company guaranty
               Ser. B, 9 1/4s, 2011                                     337,900
       780,000 Del Monte Corp. sr. sub. notes
               8 5/8s, 2012                                             850,200
       239,688 Del Monte Foods Co. bank term loan
               FRN Ser. B, 3.505s, 2010  (acquired
               12/16/02, cost $238,490) (RES)                           242,984
       202,350 DirecTV bank term loan FRN Ser. B,
               3.607s, 2010 (acquired various dates
               from 3/4/03 to 8/5/03, cost
               $202,350) (RES)                                          204,930
     3,586,000 Diva Systems Corp. sr. disc. notes
               Ser. B, 12 5/8s, 2008 (In default)
               (NON)                                                      4,483
     1,150,000 Doane Pet Care Co. sr. sub. debs.
               9 3/4s, 2007                                           1,081,000
        22,277 Dole Food Co. bank term loan FRN
               Ser. D, 4.386s, 2009  (acquired
               3/28/03, cost $22,278) (RES)                              22,612
       365,000 Dole Food Co. sr. notes 8 7/8s, 2011                     385,988
       275,000 Dole Food Co. sr. notes 8 5/8s, 2009                     288,750
       160,000 Dole Holding Co. bank term loan FRN
               6.61s, 2010 (acquired  7/20/04, cost
               $159,200) (RES)                                          159,300
       678,000 Domino's, Inc. sr. sub. notes
               8 1/4s, 2011                                             725,460
       175,000 Duane Reade, Inc. 144A sr. sub.
               notes 9 3/4s, 2011                                       174,563
       560,000 Eagle Family Foods company guaranty
               Ser. B, 8 3/4s, 2008                                     392,000
     1,305,000 Echostar DBS Corp. sr. notes 6 3/8s,
               2011                                                   1,295,213
       350,000 Elizabeth Arden, Inc. company
               guaranty 7 3/4s, 2014                                    357,438
     2,035,000 Granite Broadcasting Corp. sec.
               notes 9 3/4s, 2010                                     1,862,025
       104,475 Insight Midwest LP/Insight Capital,
               Inc. bank term loan FRN 3.938s, 2009
               (acquired 11/5/01, cost $104,279)
               (RES)                                                    105,941
       500,000 Jean Coutu Group, Inc. 144A sr.
               notes 7 5/8s, 2012 (Canada)                              503,750
     1,005,000 Jean Coutu Group, Inc. 144A sr. sub.
               notes 8 1/2s, 2014 (Canada)                              996,206
     1,515,000 Kabel Deutsheland GmbH 144A sr.
               notes 10 5/8s, 2014 (Germany)                          1,554,769
        59,690 Knology, Inc. 144A sr. notes 12s,
               2009 (PIK)                                                56,109
       815,000 Land O'Lakes, Inc. sr. notes 8 3/4s,
               2011                                                     753,875
       850,000 Mediacom LLC/Mediacom Capital Corp.
               sr. notes 9 1/2s, 2013                                   786,250
       240,000 MGM bank term loan FRN 3.84s, 2011
               (acquired 4/21/04,  cost $240,000)
               (RES)                                                    241,020
     1,270,000 News America Holdings, Inc. company
               guaranty 9 1/4s, 2013                                  1,605,893
       515,000 North Atlantic Trading Co. sr. notes
               9 1/4s, 2012                                             504,700
       465,000 Olympus Cable bank term loan FRN
               Ser. B, 6 1/4s, 2010  (acquired
               various dates from 6/20/02 to
               11/06/02, cost $374,206) (RES)                           448,559
       965,000 Pinnacle Foods Holding Corp. 144A
               sr. sub. notes 8 1/4s, 2013                              926,400
     1,165,000 Playtex Products, Inc. company
               guaranty 9 3/8s, 2011                                  1,173,738
     1,075,000 Playtex Products, Inc. 144A secd.
               notes 8s, 2011                                         1,115,313
       900,000 Premier International Foods PLC sr.
               notes 12s, 2009  (United Kingdom)                        958,500
     1,030,000 Prestige Brands, Inc. 144A sr. sub.
               notes 9 1/4s, 2012                                     1,045,450
        45,000 Quebecor Media, Inc. sr. disc. notes
               stepped-coupon zero %  (13 3/4s,
               7/15/06), 2011 (Canada) (STP)                             42,188
       800,000 Quebecor Media, Inc. sr. notes
               11 1/8s, 2011 (Canada)                                   916,000
       144,309 Rayovac Corp. bank term loan FRN
               Ser. B, 3.903s, 2009  (acquired
               9/26/02, cost $144,165) (RES)                            145,933
     1,030,000 Remington Arms Co., Inc. company
               guaranty 10 1/2s, 2011                                 1,009,400
       164,587 Rite Aid Corp. bank term loan FRN
               4.408s, 2008 (acquired  5/16/03,
               cost $164,382) (RES)                                     167,879
       780,000 Rite Aid Corp. company guaranty
               9 1/2s, 2011                                             856,050
        50,000 Rite Aid Corp. debs. 6 7/8s, 2013                         45,750
       105,000 Rite Aid Corp. notes 7 1/8s, 2007                        106,838
       525,000 Rite Aid Corp. sec. notes 8 1/8s,
               2010                                                     549,938
       710,000 Rite Aid Corp. sr. notes 9 1/4s,
               2013                                                     743,725
        55,000 Rite Aid Corp. 144A notes 6s, 2005                        55,275
       293,263 Roundy's bank term loan FRN 3.11s,
               2009 (acquired 6/3/02, cost
               $293,263) (RES)                                          295,646
     1,220,000 Sbarro, Inc. company guaranty 11s,
               2009                                                   1,079,700
       119,700 Scotts Co. (The) bank term loan FRN
               3.328s, 2010 (acquired  10/16/03,
               cost $119,700) (RES)                                     120,256
       355,000 Scotts Co. (The) sr. sub. notes
               6 5/8s, 2013                                             358,550
       127,328 Six Flags, Inc. bank term loan FRN
               Ser. B, 3.87s, 2009
               (acquired 1/15/03, cost $127,169)
               (RES)                                                    128,495
     1,350,000 Six Flags, Inc. sr. notes 9 5/8s,
               2014                                                   1,252,125
     3,140,000 Six Flags, Inc. sr. notes 8 7/8s,
               2010                                                   2,908,425
       235,736 Sum Media bank term loan FRN Ser. B,
               3.42s, 2009 (acquired  2/4/03, cost
               $235,736) (RES)                                          237,603
       405,000 Videotron Ltee company guaranty
               6 7/8s, 2014 (Canada)                                    392,850
       165,000 Vivendi Universal SA bank term loan
               FRN Ser. B, 4.07s, 2008  (acquired
               6/23/03, cost $165,000) (France)
               (RES)                                                    165,619
     1,070,000 Vivendi Universal SA sr. notes
               6 1/4s, 2008 (France)                                  1,139,550
       399,000 Warner Music bank term loan FRN
               4.173s, 2011 (acquired 4/8/04, cost
               $400,812) (RES)                                          404,486
     1,010,000 Williams Scotsman, Inc. company
               guaranty 9 7/8s, 2007                                    999,900
     1,068,000 Young Broadcasting, Inc. company
               guaranty 10s, 2011                                     1,078,680
       510,000 Young Broadcasting, Inc. sr. sub.
               notes 8 3/4s, 2014                                       484,500
                                                                 --------------
                                                                     57,110,202

Energy (3.8%)
-------------------------------------------------------------------------------
     1,105,000 Arch Western Finance, LLC 144A sr.
               notes 7 1/4s, 2013                                     1,121,575
       300,000 Belden & Blake Corp. 144A sec. notes
               8 3/4s, 2012                                             305,625
       890,000 BRL Universal Equipment sec. notes
               8 7/8s, 2008                                             950,075
       795,000 CHC Helicopter Corp. 144A sr. sub.
               notes 7 3/8s, 2014 (Canada)                              793,013
       475,000 Chesapeake Energy Corp. company
               guaranty 9s, 2012                                        542,688
       371,000 Chesapeake Energy Corp. company
               guaranty 7 3/4s, 2015                                    392,333
     1,365,000 Chesapeake Energy Corp. sr. notes
               7 1/2s, 2013                                           1,450,313
       400,000 Chesapeake Energy Corp. sr. notes
               7s, 2014                                                 403,000
       720,000 Comstock Resources, Inc. sr. notes
               6 7/8s, 2012                                             707,400
       240,000 Dresser, Inc. bank term loan FRN
               4.68s, 2010 (acquired 2/27/04, cost
               $241,683) (RES)                                          244,380
       975,000 Dresser, Inc. company guaranty
               9 3/8s, 2011                                           1,053,000
       208,000 El Paso Energy Partners LP company
               guaranty Ser. B, 8 1/2s, 2011                            227,760
       755,000 Encore Acquisition Co. company
               guaranty 8 3/8s, 2012                                    819,175
       360,000 Encore Acquisition Co. 144A sr. sub.
               notes 6 1/4s, 2014                                       346,500
     1,020,000 Exco Resources, Inc. company
               guaranty 7 1/4s, 2011                                  1,055,700
       480,000 Forest Oil Corp. company guaranty
               7 3/4s, 2014                                             498,000
       320,000 Forest Oil Corp. sr. notes 8s, 2011                      344,800
       275,000 Forest Oil Corp. sr. notes 8s, 2008                      295,625
       450,000 Forest Oil Corp. 144A sr. notes 8s,
               2011                                                     484,875
     1,190,000 Gazprom OAO 144A notes 9 5/8s, 2013
               (Russia)                                               1,245,038
       555,000 Hanover Compressor Co. sr. notes 9s,
               2014                                                     584,138
       495,000 Hanover Compressor Co. sr. notes
               8 5/8s, 2010                                             524,700
       745,000 Hanover Compressor Co. sub. notes
               zero %, 2007                                             607,175
       495,000 Hanover Equipment Trust sec. notes
               Ser. A, 8 1/2s, 2008                                     528,413
       670,000 Hornbeck Offshore Services, Inc. sr.
               notes 10 5/8s, 2008                                      733,650
       515,000 KCS Energy, Inc. 144A sr. notes
               7 1/8s, 2012                                             515,000
       410,000 Key Energy Services, Inc. sr. notes
               6 3/8s, 2013                                             386,425
        91,928 Magellan Midstream Holdings bank
               term loan FRN 4.65s, 2008  (acquired
               6/13/03, cost $91,009) (RES)                              93,077
       765,000 Massey Energy Co. sr. notes 6 5/8s,
               2010                                                     780,300
       980,000 Newfield Exploration Co. sr. notes
               7 5/8s, 2011                                           1,053,500
       655,000 Offshore Logistics, Inc. company
               guaranty 6 1/8s, 2013                                    635,350
       804,693 Oslo Seismic Services, Inc. 1st
               mtge. 8.28s, 2011                                        748,364
       505,000 Pacific Energy Partners/Pacific
               Energy Finance Corp. 144A sr. notes
               7 1/8s, 2014                                             516,363
       150,000 Parker Drilling Co. bank term loan
               FRN 5.72s, 2007 (acquired  10/22/03,
               cost $150,000) (RES)                                     150,469
       755,000 Parker Drilling Co. company guaranty
               Ser. B, 10 1/8s, 2009                                    800,300
       122,203 Peabody Energy Corp. bank term loan
               FRN Ser. B, 3.252s, 2010  (acquired
               3/20/03, cost $122,203) (RES)                            123,425
     1,065,000 Peabody Energy Corp. sr. notes
               5 7/8s, 2016                                             985,125
       880,000 Pemex Project Funding Master Trust
               company guaranty 8 5/8s, 2022                            941,600
       795,000 Petro Geo-Services notes 10s, 2010
               (Norway)                                                 842,700
     1,626,000 Petroleos Mexicanos company guaranty
               9 1/2s, 2027 (Mexico)                                  1,869,900
     1,410,000 Petronas Capital, Ltd. company
               guaranty 7 7/8s, 2022 (Malaysia)                       1,570,458
       315,000 Petronas Capital, Ltd. company
               guaranty 7s, 2012 (Malaysia)                             345,335
       350,000 Petronas Capital, Ltd. 144A company
               guaranty 7 7/8s,  2022 (Malaysia)                        389,830
       525,000 Plains All American Pipeline
               LP/Plains All American Finance
               Corp. company guaranty 7 3/4s, 2012                      592,582
       800,000 Plains Exploration & Production Co.
               company guaranty Ser. B,  8 3/4s,
               2012                                                     880,000
       420,000 Plains Exploration & Production Co.
               sr. sub. notes 8 3/4s, 2012                              462,000
       520,000 Plains Exploration & Production Co.
               144A sr. notes 7 1/8s, 2014                              534,300
       920,000 Pogo Producing Co. sr. sub. notes
               Ser. B, 8 1/4s, 2011                                   1,007,400
       925,000 Pride International, Inc. 144A sr.
               notes 7 3/8s, 2014                                       953,906
       830,000 Seabulk International, Inc. company
               guaranty 9 1/2s, 2013                                    859,050
       420,000 Seven Seas Petroleum, Inc. sr. notes
               Ser. B, 12 1/2s, 2005 (In default)
               (NON)                                                          4
     1,285,000 Star Gas Partners LP/Star Gas
               Finance Co. sr. notes 10 1/4s, 2013                    1,374,950
       465,385 Star Gas Propane 1st Mtge. 8.04s,
               2009                                                     500,288
       205,000 Universal Compression, Inc. sr.
               notes 7 1/4s, 2010                                       213,200
       900,000 Vintage Petroleum, Inc. sr. notes
               8 1/4s, 2012                                             963,000
       205,000 Vintage Petroleum, Inc. sr. sub.
               notes 7 7/8s, 2011                                       212,175
                                                                 --------------
                                                                     37,559,327

Financial (0.7%)
-------------------------------------------------------------------------------
       435,000 Crescent Real Estate Equities LP
               notes 7 1/2s, 2007 (R)                                   441,525
     1,075,000 Crescent Real Estate Equities LP sr.
               notes 9 1/4s, 2009 (R)                                 1,128,750
     1,255,000 E(a)Trade Finance Corp. 144A sr.
               notes 8s, 2011                                         1,261,275
     2,305,466 Finova Group, Inc. notes 7 1/2s,
               2009                                                   1,302,588
       326,916 Hilb, Rogal & Hamilton Co. bank term
               loan FRN Ser. B, 3 7/8s,
               2007 (acquired 6/20/02, cost
               $326,916) (RES)                                          331,003
       792,000 iStar Financial, Inc. sr. notes
               8 3/4s, 2008 (R)                                         891,000
       180,000 iStar Financial, Inc. sr. notes 7s,
               2008 (R)                                                 190,800
       595,000 iStar Financial, Inc. sr. notes 6s,
               2010 (R)                                                 596,488
       760,000 Western Financial Bank sub. debs.
               9 5/8s, 2012                                             836,000
                                                                 --------------
                                                                      6,979,429

Government (0.2%)
-------------------------------------------------------------------------------
     1,750,000 Aries Vermogensverwaltng 144A notes
               9.6s, 2014 (Germany)                                   1,850,625

Health Care (3.4%)
-------------------------------------------------------------------------------
       116,293 Alderwoods Group, Inc. bank term
               loan FRN 4.17s, 2008  (acquired
               9/9/03, cost $116,293) (RES)                             117,940
     1,183,400 Alderwoods Group, Inc. company
               guaranty 12 1/4s, 2009                                 1,306,178
       805,000 AmerisourceBergen Corp. company
               guaranty 7 1/4s, 2012                                    839,213
       780,000 AmerisourceBergen Corp. sr. notes
               8 1/8s, 2008                                             846,300
     1,375,000 Ardent Health Services, Inc. sr.
               sub. notes 10s, 2013                                   1,491,875
       186,094 Beverly Enterprises, Inc. bank term
               loan FRN 4.258s, 2008  (acquired
               10/20/03, cost $185,629) (RES)                           188,575
       442,125 Community Health Systems, Inc. bank
               term loan FRN Ser. B, 3.6s,  2010
               (acquired 7/11/02, cost $442,125)
               (RES)                                                    442,263
       297,000 Concentra bank term loan FRN 4.957s,
               2009 (acquired 8/12/03, cost
               $297,000) (RES)                                          300,836
       230,846 Dade Behring, Inc. company guaranty
               11.91s, 2010                                             263,164
       495,684 DaVita, Inc. bank term loan FRN
               Ser. B, 3.483s, 2009 (acquired
               various dates from 7/17/03 to
               1/30/04, cost $497,997) (RES)                            500,110
       470,000 Extendicare Health Services, Inc.
               company guaranty 9 1/2s, 2010                            523,463
       745,000 Extendicare Health Services, Inc.
               144A sr. sub. notes 6 7/8s, 2014                         711,475
       165,993 Fisher Scientific International,
               Inc. bank term loan FRN 3.34s,
               2010 (acquired 2/13/03, cost
               $165,993) (RES)                                          166,685
       160,000 Fisher Scientific International,
               Inc. bank term loan FRN 2.61s,
               2011 (acquired 6/15/04, cost
               $160,000) (RES)                                          161,300
       148,875 Hanger Orthopedic Group, Inc. bank
               term loan FRN 4.34s, 2009  (acquired
               9/29/03, cost $148,875) (RES)                            149,681
     1,070,000 Hanger Orthopedic Group, Inc.
               company guaranty 10 3/8s, 2009                         1,075,350
       920,000 HCA, Inc. debs. 7.19s, 2015                              964,816
       350,000 HCA, Inc. notes 8.36s, 2024                              376,507
       750,000 HCA, Inc. notes 7.69s, 2025                              752,219
     1,385,000 HCA, Inc. notes 7s, 2007                               1,477,525
       285,000 HCA, Inc. notes 5 3/4s, 2014                             274,594
     1,365,000 Healthsouth Corp. notes 7 5/8s, 2012                   1,279,688
       705,000 Healthsouth Corp. sr. notes 8 1/2s,
               2008                                                     699,713
       340,000 Healthsouth Corp. sr. notes 8 3/8s,
               2011                                                     328,100
       290,000 Healthsouth Corp. sr. notes 7s, 2008                     281,300
       565,000 IASIS Healthcare/IASIS Capital Corp.
               144A sr. sub. notes  8 3/4s, 2014                        587,600
       515,000 Insight Health Services Corp. 144A
               company guaranty 9 7/8s, 2011                            554,913
       186,375 Kinetic Concepts, Inc. bank term
               loan FRN 3.59s, 2011  (acquired
               8/5/03, cost $186,891) (RES)                             188,705
       340,845 Magellan Health Services, Inc. sr.
               notes Ser. A, 9 3/8s, 2008                               365,556
       200,000 MedCath Holdings Corp. 144A sr.
               notes 9 7/8s, 2012                                       203,500
       204,188 Medex, Inc. bank term loan FRN
               4.38s, 2009 (acquired various  dates
               from 5/16/03 to 6/16/03, cost
               $204,090) (RES)                                          205,655
       940,000 Mediq, Inc. debs. 13s, 2009 (In
               default) (NON)                                                94
     1,285,000 MedQuest, Inc. company guaranty
               Ser. B, 11 7/8s, 2012                                  1,458,475
       260,000 Omega Health Care Investors 144A sr.
               notes 7s, 2014                                           247,650
     1,045,000 Omnicare, Inc. sr. sub. notes
               6 1/8s, 2013                                             992,750
     1,022,000 PacifiCare Health Systems, Inc.
               company guaranty 10 3/4s, 2009                         1,162,525
     1,055,000 Province Healthcare Co. sr. sub.
               notes 7 1/2s, 2013                                     1,033,900
       390,000 Service Corp. International debs.
               7 7/8s, 2013                                             398,775
       105,000 Service Corp. International notes
               7.2s, 2006                                               109,725
        35,000 Service Corp. International notes
               6 7/8s, 2007                                              36,138
       155,000 Service Corp. International notes
               6 1/2s, 2008                                             158,100
       370,000 Service Corp. International notes
               Ser. (a), 7.7s, 2009                                     389,425
     1,085,000 Service Corp. International 144A sr.
               notes 6 3/4s, 2016                                     1,023,969
     1,010,000 Stewart Enterprises, Inc. notes
               10 3/4s, 2008                                          1,122,363
       530,000 Tenet Healthcare Corp. notes 7 3/8s,
               2013                                                     490,250
        25,000 Tenet Healthcare Corp. sr. notes
               6 1/2s, 2012                                              22,125
       645,000 Tenet Healthcare Corp. sr. notes
               6 3/8s, 2011                                             575,663
     1,240,000 Tenet Healthcare Corp. 144A sr.
               notes 9 7/8s, 2014                                     1,288,050
     1,150,000 Triad Hospitals, Inc. sr. notes 7s,
               2012                                                   1,175,875
     2,275,000 Triad Hospitals, Inc. sr. sub. notes
               7s, 2013                                               2,240,875
       740,000 Universal Hospital Services, Inc.
               sr. notes 10 1/8s, 2011                                  745,550
       425,000 Ventas Realty LP/Capital Corp.
               company guaranty 9s, 2012                                471,750
        80,000 VWR International Inc. bank term
               loan FRN 3.77s, 2011  (acquired
               4/5/04, cost $80,000) (RES)                               81,460
       480,000 VWR International, Inc. 144A sr.
               notes 6 7/8s, 2012                                       484,800
                                                                 --------------
                                                                     33,335,086

Technology (1.3%)
-------------------------------------------------------------------------------
       625,000 AMI Semiconductor, Inc. company
               guaranty 10 3/4s, 2013                                   728,125
     1,030,000 Celestica Inc. sr.sub. notes 7 7/8s,
               2011 (Canada)                                          1,053,175
       705,000 DigitalNet Holdings, Inc. sr. notes
               9s, 2010                                                 752,588
     1,000,000 Freescale Semiconductor, Inc. 144A
               sr. notes 7 1/8s, 2014                                 1,015,000
       305,000 Iron Mountain, Inc. company guaranty
               8 5/8s, 2013                                             327,875
       770,000 Iron Mountain, Inc. sr. sub. notes
               8 1/4s, 2011                                             799,838
       100,000 Lucent Technologies, Inc. debs.
               6 1/2s, 2028                                              76,000
     1,435,000 Lucent Technologies, Inc. debs.
               6.45s, 2029                                            1,094,188
        75,000 Lucent Technologies, Inc. notes
               5 1/2s, 2008                                              70,875
       530,000 Nortel Networks Corp. notes 6 1/8s,
               2006 (Canada)                                            529,338
       711,000 ON Semiconductor Corp. company
               guaranty 13s, 2008                                       801,653
       465,000 SCG Holding Corp. 144A notes zero %,
               2011                                                     646,350
       855,000 Seagate Technology Hdd Holdings
               company guaranty 8s, 2009 (Cayman
               Islands)                                                 887,063
       850,000 UGS Corp. 144A sr. sub. notes 10s,
               2012                                                     901,000
     1,075,000 Xerox Capital Trust I company
               guaranty 8s, 2027                                        972,875
       255,000 Xerox Corp. company guaranty 9 3/4s,
               2009                                                     290,700
       555,000 Xerox Corp. notes Ser. MTN, 7.2s,
               2016                                                     530,025
     1,565,000 Xerox Corp. sr. notes 7 5/8s, 2013                     1,604,125
                                                                 --------------
                                                                     13,080,793

Transportation (0.5%)
-------------------------------------------------------------------------------
        65,000 Allied Holdings, Inc. company
               guaranty Ser. B, 8 5/8s, 2007                             56,550
       760,000 American Airlines, Inc. pass-through
               certificates Ser. 01-1,  6.817s,
               2011                                                     680,200
     1,365,000 Calair, LLC/Calair Capital Corp.
               company guaranty 8 1/8s, 2008                          1,037,400
       445,000 Delta Air Lines, Inc. pass-through
               certificates Ser. 00-1,  7.779s,
               2005                                                     274,888
       325,588 Delta Air Lines, Inc. pass-through
               certificates Ser. 02-1,  7.779s,
               2012                                                     169,306
     1,270,000 Kansas City Southern Railway Co.
               company guaranty 9 1/2s, 2008                          1,384,300
       260,000 Kansas City Southern Railway Co.
               company guaranty 7 1/2s, 2009                            261,625
       770,000 Northwest Airlines, Inc. company
               guaranty 7 5/8s, 2005                                    746,900
       332,615 NWA Trust sr. notes Ser. A, 9 1/4s,
               2012                                                     330,952
       207,221 Pacer International, Inc. bank term
               loan FRN 4.356s, 2010  (acquired
               6/10/03, cost $208,157) (RES)                            209,811
       260,000 Travel Centers of America, Inc.
               company guaranty 12 3/4s, 2009                           301,600
                                                                 --------------
                                                                      5,453,532

Utilities & Power (4.3%)
-------------------------------------------------------------------------------
        77,000 AES Corp. (The) sr. notes 8 7/8s,
               2011                                                      81,428
        43,000 AES Corp. (The) sr. notes 8 3/4s,
               2008                                                      45,150
     1,085,000 AES Corp. (The) 144A sec. notes 9s,
               2015                                                   1,182,650
     1,530,000 AES Corp. (The) 144A sec. notes
               8 3/4s, 2013                                           1,671,525
       740,000 Allegheny Energy Supply 144A bonds
               8 1/4s, 2012                                             743,700
       475,000 Allegheny Energy Supply 144A sec.
               notes 10 1/4s, 2007                                      517,750
       299,250 Allegheny Energy, Inc. bank term
               loan FRB 5.622s, 2011  (acquired
               3/5/04, cost $299,250) (RES)                             304,425
       800,000 Calpine Canada Energy Finance
               company guaranty 8 1/2s,  2008
               (Canada)                                                 500,000
       225,000 Calpine Corp. 144A sec. notes
               8 3/4s, 2013                                             180,000
     2,315,000 Calpine Corp. 144A sec. notes
               8 1/2s, 2010                                           1,863,575
       390,000 CenterPoint Energy Resources Corp.
               debs. 6 1/2s, 2008                                       415,967
       335,000 CenterPoint Energy Resources Corp.
               sr. notes Ser. B, 7 7/8s, 2013                           387,039
       130,000 CMS Energy Corp. pass-through
               certificates 7s, 2005                                    130,813
     1,190,000 CMS Energy Corp. sr. notes 8.9s,
               2008                                                   1,270,325
       315,000 CMS Energy Corp. sr. notes 8 1/2s,
               2011                                                     330,750
       250,000 CMS Energy Corp. 144A sr. notes
               7 3/4s, 2010                                             255,625
       875,000 DPL, Inc. sr. notes 6 7/8s, 2011                         890,313
       160,000 Dynegy Holdings, Inc. bank term loan
               FRN 5.36s, 2010 (acquired
               6/8/04, cost $160,000) (RES)                             162,800
       425,000 Dynegy Holdings, Inc. sr. notes
               6 7/8s, 2011                                             382,500
     1,990,000 Dynegy Holdings, Inc. 144A sec.
               notes 10 1/8s, 2013                                    2,193,975
       525,000 Dynegy-Roseton Danskamme company
               guaranty Ser. A,  7.27s, 2010                            509,250
       800,000 Dynegy-Roseton Danskamme company
               guaranty Ser. B,  7.67s, 2016                            704,000
       370,000 Edison Mission Energy sr. notes 10s,
               2008                                                     419,950
        15,000 Edison Mission Energy sr. notes
               9 7/8s, 2011                                              16,800
       560,000 El Paso Corp. sr. notes 7 3/8s, 2012                     499,800
     1,275,000 El Paso Corp. sr. notes Ser. MTN,
               7 3/4s, 2032                                           1,035,938
       265,000 El Paso Natural Gas Co. debs.
               8 5/8s, 2022                                             268,313
       240,000 El Paso Natural Gas Co. sr. notes
               Ser. A, 7 5/8s, 2010                                     248,400
     1,390,000 El Paso Production Holding Co.
               company guaranty 7 3/4s, 2013                          1,323,975
       910,000 Ferrellgas Partners LP/Ferrellgas
               Partners Finance 144A sr. notes
               6 3/4s, 2014                                             880,425
       300,000 Kansas Gas & Electric debs. 8.29s,
               2016                                                     312,257
     1,765,000 Midwest Generation LLC 144A sec.
               notes 8 3/4s, 2034                                     1,870,900
     1,180,000 Mission Energy Holding Co. sec.
               notes 13 1/2s, 2008                                    1,463,200
       560,000 Monongahela Power Co. 144A 1st.
               mtge. 6.7s, 2014                                         570,904
       930,000 Nevada Power Co. 2nd mtge. 9s, 2013                    1,036,950
     1,400,000 Northwest Pipeline Corp. company
               guaranty 8 1/8s, 2010                                  1,552,250
        90,000 Northwestern Corp. debs. 6.95s, 2028
               (In default) (NON)                                        78,075
       160,000 Northwestern Corp. notes 8 3/4s,
               2012 (In default) (NON)                                  140,000
       655,000 Northwestern Corp. notes 7 7/8s,
               2007 (In default) (NON)                                  573,125
     2,795,000 NRG Energy, Inc. 144A sr. sec. notes
               8s, 2013                                               2,857,888
       805,000 Orion Power Holdings, Inc. sr. notes
               12s, 2010                                                966,000
     1,185,000 PG&E Corp. sec. notes 6 7/8s, 2008                     1,257,581
       220,000 PG&E Gas Transmission Northwest sr.
               notes 7.1s, 2005                                         224,950
       850,000 PSEG Energy Holdings, Inc. notes
               7 3/4s, 2007                                             896,750
       670,000 SEMCO Energy, Inc. sr. notes 7 3/4s,
               2013                                                     703,500
       210,000 Sierra Pacific Power Co. 144A
               general ref. mtge. 6 1/4s, 2012                          205,800
     1,285,000 Sierra Pacific Resources 144A sr.
               notes 8 5/8s, 2014                                     1,329,975
       130,000 Southern California Edison Co. notes
               6 3/8s, 2006                                             136,030
       440,000 Teco Energy, Inc. notes 10 1/2s,
               2007                                                     503,800
       250,000 Teco Energy, Inc. notes 7.2s, 2011                       256,875
       400,000 Teco Energy, Inc. notes 7s, 2012                         403,000
       105,000 Tennessee Gas Pipeline Co. debs. 7s,
               2028                                                      93,319
       181,538 Teton Power Funding bank term loan
               FRN 4.8s, 2011  (acquired 2/4/04,
               cost $181,538) (RES)                                     183,127
       135,000 Transcontinental Gas Pipeline Corp.
               debs. 7 1/4s, 2026                                       135,000
       160,000 Unisource Energy bank term loan FRN
               5.652s, 2011  (acquired 3/25/04,
               cost $158,400) (RES)                                     157,800
     1,460,000 Utilicorp Canada Finance Corp.
               company guaranty  7 3/4s, 2011
               (Canada)                                               1,361,450
       510,000 Utilicorp United, Inc. sr. notes
               9.95s, 2011                                              517,650
       547,000 Western Resources, Inc. sr. notes
               9 3/4s, 2007                                             623,165
       200,000 Williams Cos., Inc. (The) notes
               8 3/4s, 2032                                             210,750
       210,000 Williams Cos., Inc. (The) notes
               8 1/8s, 2012                                             229,425
       755,000 Williams Cos., Inc. (The) notes
               7 5/8s, 2019                                             762,550
       975,000 Williams Cos., Inc. (The) sr. notes
               8 5/8s, 2010                                           1,094,438
       163,354 Williams Products bank term loan FRN
               3.88s, 2007  (acquired 6/4/03, cost
               $163,354) (RES)                                          165,260
       334,976 York Power Funding 144A notes 12s,
               2007 (Cayman Islands) (In default)
               (NON)                                                         34
                                                                 --------------
                                                                     42,290,939
                                                                 --------------
               Total Corporate bonds and notes
               (cost $401,372,494)                                 $406,395,249

Foreign government bonds and notes (14.2%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
AUD  4,500,000 Australia (Government of) bonds
               6 1/4s, 2015                                          $3,237,550
EUR  6,000,000 Austria (Republic of) 144A notes
               Ser. EMTN, 3.8s, 2013                                  6,999,908
USD    980,000 Brazil (Federal Republic of) bonds
               10 1/2s, 2014                                            979,020
USD    940,000 Brazil (Federal Republic of) bonds
               10 1/8s, 2027                                            871,850
USD  1,360,000 Brazil (Federal Republic of) unsub.
               notes 11s, 2040                                        1,334,840
USD  1,300,000 Bulgaria (Republic of) 144A bonds
               8 1/4s, 2015                                           1,537,250
CAD  2,725,000 Canada (Government of) bonds 5 1/2s,
               2010                                                   2,166,793
CAD    930,000 Canada (Government of) bonds
               Ser. WL43, 5 3/4s, 2029                                  744,882
USD    220,000 Colombia (Republic of) bonds
               10 3/8s, 2033                                            224,400
USD  1,145,000 Colombia (Republic of) bonds
               Ser. NOV, 9 3/4s, 2009                                 1,249,768
USD  3,010,000 Colombia (Republic of) notes
               10 3/4s, 2013                                          3,360,665
EUR    400,000 Colombia (Republic of) unsub. bonds
               Ser. 15A, 11 3/8s, 2008                                  551,145
USD    460,000 Dominican (Republic of) notes 9.04s,
               2013                                                     296,700
USD  2,085,000 Ecuador (Republic of) bonds
               stepped-coupon Ser. REGS, 7s  (8s,
               8/15/04), 2030 (STP)                                   1,546,028
USD    380,000 El Salvador (Republic of) 144A bonds
               8 1/4s, 2032                                             359,100
EUR  1,845,000 France (Government of) bonds 5 3/4s,
               2032                                                   2,529,942
EUR  4,830,000 France (Government of) bonds 5 1/2s,
               2010                                                   6,367,247
EUR  9,000,000 France (Government of) bonds 4s,
               2013                                                  10,726,749
EUR  1,080,000 France (Government of) deb. 4s, 2009                   1,326,216
EUR  7,250,000 Germany (Federal Republic of) bonds
               Ser. 97, 6s, 2007                                      9,448,358
EUR  6,340,000 Germany (Federal Republic of) bonds
               Ser. 97, 6s, 2007                                      8,189,915
EUR  1,875,000 Hellenic Greece (Republic of) bonds
               3 1/2s, 2008                                           2,272,436
USD    260,000 Indonesia (Republic of) FRN 2.005s,
               2006                                                     246,350
USD    645,000 Indonesia (Republic of) FRN 2.005s,
               2005                                                     627,263
USD  2,250,000 Indonesia (Republic of) 144A sr.
               notes 6 3/4s, 2014                                     2,081,250
NZD  7,610,000 New Zealand (Government of) bonds
               Ser. 1106, 8s, 2006                                    5,004,131
NZD  8,036,000 New Zealand (Government of) bonds
               Ser. 709, 7s, 2009                                     5,246,076
USD    520,000 Peru (Republic of) bonds 8 3/4s,
               2033                                                     466,700
USD    495,000 Philippines (Republic of) bonds
               9 7/8s, 2019                                             509,850
USD    845,000 Philippines (Republic of) sr. notes
               8 7/8s, 2015                                             840,775
USD  5,772,500 Russia (Federation of) 144A unsub.
               stepped-coupon 5s  (7 1/2s,
               3/31/07), 2030 (STP)                                   5,296,269
USD  1,335,000 Russia (Ministry of Finance) deb.
               Ser. V, 3s, 2008                                       1,174,800
USD  2,705,000 South Africa (Republic of) notes
               7 3/8s, 2012                                           2,956,565
USD    740,000 South Africa (Republic of) notes
               6 1/2s, 2014                                             760,350
SEK 43,075,000 Sweden (Government of) bonds Ser.
               1041, 6 3/4s, 2014                                     6,569,135
SEK 37,600,000 Sweden (Government of) bonds Ser.
               3101, 4s, 2008                                         6,058,864
USD    935,000 Turkey (Republic of) notes 9s, 2011                      979,413
USD    470,408 Ukraine (Government of) sr. notes
               Ser. REGS, 11s, 2007                                     506,159
USD  1,025,000 Ukraine (Government of) 144A bonds
               7.65s, 2013                                              984,000
USD  1,515,000 Ukraine (Government of) 144A unsub.
               notes 6 7/8s, 2011                                     1,441,144
GBP  1,055,000 United Kingdom treasury bonds
               8 3/4s, 2017                                           2,584,776
GBP  5,000,000 United Kingdom treasury bonds
               7 1/4s, 2007                                           9,691,006
GBP  1,100,000 United Kingdom treasury bonds 5s,
               2012                                                   1,985,020
GBP  2,625,000 United Kingdom treasury bonds
               7 1/2s, 2006                                           5,030,505
GBP  5,400,000 United Kingdom treasury bonds
               4 1/2s, 2007                                           9,690,642
USD  1,855,000 United Mexican States bonds
               Ser. MTN, 8.3s, 2031                                   2,003,400
USD    570,000 Venezuela (Republic of) bonds
               9 3/8s, 2034                                             501,600
USD    650,000 Venezuela (Republic of) notes
               10 3/4s, 2013                                            674,700
USD  1,020,000 Venezuela (Republic of) unsub. bonds
               5 3/8s, 2010                                             844,050
                                                                 --------------
               Total Foreign government bonds and
               notes (cost $132,628,270)                           $141,075,555

Asset-backed securities (6.5%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
      $380,732 ABSC NIMS Trust 144A Ser. 03-HE5,
               Class A, 7s, 2033                                       $382,636
               Aegis Asset Backed Securities Trust
               144A
       193,449 Ser. 04-1N, Class NOTE, 5s, 2034                         193,237
       421,202 Ser. 04-2N, Class N1, 4 1/2s, 2034                       419,622
     8,983,636 Amortizing Residential Collateral
               Trust Ser. 02-BC1, Class A,
               Interest Only (IO), 6s, 2005                             170,653
               AQ Finance NIM Trust 144A
       152,366 Ser. 03-N2, Class NOTE, 9.3s, 2033                       153,318
       121,104 Ser. 03-N9A, Class NOTE, 7.385s,
               2033                                                     121,861
        20,625 Arc Net Interest Margin Trust 144A
               Ser. 02-8A, Class A1,  7 3/4s, 2032                       20,455
               Arcap REIT, Inc. 144A
       535,000 Ser. 03-1A, Class E, 7.11s, 2038 (R)                     555,564
       304,000 Ser. 04-1A, Class E, 6.42s, 2039 (R)                     301,767
               Argent NIM Trust 144A
       241,883 Ser. 03-N6, Class A, 6.4s, 2034                          241,883
       126,516 Ser. 04-WN2, Class A, 4.55s, 2034                        126,042
               Asset Backed Funding Corp. NIM Trust
               144A
        63,077 Ser. 03-WF1, Class N1, 8.35s, 2032                        63,077
       220,000 Ser. 04-0PT1, Class N2, 6.9s, 2033                       220,000
       444,757 Aviation Capital Group Trust 144A
               FRB Ser. 03-2A, Class G1,  2.12s,
               2033                                                     446,425
       480,000 Bank One Issuance Trust FRB Ser.
               03-C4, Class C4, 2.41s, 2011                             488,121
               Bayview Financial Acquisition Trust
       694,990 Ser. 02-CA, Class A, IO, 5.1s, 2004                        8,144
    30,816,172 Ser. 03-X, Class A, IO, 0.89s, 2006                      520,023
       594,000 Bear Stearns Asset Backed Securities
               NIM Trust 144A Ser. 04-HE6, Class
               A1, 5 1/4s, 2034 (Cayman Islands)                        594,000
               CARSSX Finance, Ltd. 144A
       170,000 FRB Ser. 04-AA, Class B3, 4.73s,
               2011 (Cayman Islands)                                    170,000
       220,000 FRB Ser. 04-AA, Class B4, 6.88s,
               2011 (Cayman Islands)                                    220,000
       490,000 Chase Credit Card Master Trust FRB
               Ser. 03-3, Class C, 2.46s, 2010                          499,972
               Chase Funding Net Interest Margin
               144A
        58,649 Ser. 03-2A, Class NOTE, 8 3/4s, 2035                      58,649
       323,268 Ser. 03-4A, Class NOTE, 6 3/4s, 2036                     323,268
               Conseco Finance Securitizations Corp.
       524,000 Ser. 00-2, Class A4, 8.48s, 2021                         536,383
     4,469,000 Ser. 00-4, Class A6, 8.31s, 2032                       3,823,000
     1,535,000 Ser. 00-6, Class M2, 8.2s, 2032                          207,225
        32,000 Ser. 01-04, Class A4, 7.36s, 2033                         31,271
       697,000 Ser. 01-1, Class A5, 6.99s, 2032                         634,806
        18,000 Ser. 01-3, Class A3, 5.79s, 2033                          17,756
     1,594,000 Ser. 01-3, Class A4, 6.91s, 2033                       1,471,872
       400,000 Ser. 01-3, Class M2, 7.44s, 2033                          76,000
     1,436,000 Ser. 01-4, Class B1, 9.4s, 2010                          215,400
     3,325,679 Ser. 02-1, Class A, 6.681s, 2033                       3,411,180
       414,000 FRB Ser. 01-4, Class M1, 3.11s, 2033                     170,775
     1,100,000 Consumer Credit Reference IDX
               Securities FRB Ser. 02-1A,  Class A,
               3.55s, 2007                                            1,113,970
       419,396 Countrywide Asset Backed
               Certificates 144A Ser. 04-BC1N,
               Class NOTE, 5 1/2s, 2035                                 418,085
       603,000 Crest, Ltd. 144A Ser. 03-2A, Class
               E2, 8s, 2038                                             552,122
       371,490 First Franklin NIM Trust 144A Ser.
               03-FF3A, Class A, 6 3/4s, 2033                           370,048
               Fremont NIM Trust 144A
        89,375 Ser. 03-B, Class NOTE, 5.65s, 2033                        89,152
       700,457 Ser. 04-A, Class NOTE, 4 3/4s, 2034                      698,356
               Granite Mortgages PLC
GBP  1,505,000 FRB Ser. 03-2, Class 3C, 6.38s, 2043
               (United Kingdom)                                       2,813,831
EUR  2,005,000 FRN Ser. 03-2, Class 2C1, 5.2s, 2043
               (United Kingdom)                                       2,445,199
      $490,000 FRB Ser. 02-1, Class 1C, 2.93s, 2042
               (United Kingdom)                                         498,345
               Green Tree Financial Corp.
       248,473 Ser. 95-F, Class B2, 7.1s, 2021                          223,470
       162,816 Ser. 99-3, Class A5, 6.16s, 2031                         164,851
     1,739,000 Ser. 99-5, Class A5, 7.86s, 2030                       1,523,684
               Greenpoint Manufactured Housing
     2,616,493 Ser. 00-3, Class IA, 8.45s, 2031                       2,376,406
        50,000 Ser. 99-5, Class A4, 7.59s, 2028                          52,767
     1,663,000 GS Auto Loan Trust 144A Ser. 04-1,
               Class D, 5s, 2011                                      1,635,647
               GSAMP Trust 144A
       160,693 Ser. 03-HE1N, Class NOTE, 7 1/4s,
               2033                                                     160,308
       537,128 Ser. 04, Class NOTE, 5 1/2s, 2032                        536,323
       332,856 Ser. 04-FM1N, Class NOTE, 5 1/4s,
               2033                                                     332,510
       300,000 Ser. 04-HE1N, Class N1, 5s, 2034                         299,640
       331,000 Holmes Financing PLC FRB Ser. 8,
               Class 2C, 2.32s, 2040 (United
               Kingdom)                                                 331,104
               Holmes Financing PLC FRB
       300,000 Ser. 4, Class 3C, 2.9s, 2040 (United
               Kingdom)                                                 304,294
       690,000 Ser. 5, Class 2C, 3.05s, 2040
               (United Kingdom)                                         694,960
               Home Equity Asset Trust 144A
       312,535 Ser. 02-5N, Class A, 8s, 2033                            314,879
       135,226 Ser. 03-4N, Class A, 8s, 2033                            136,240
       340,751 Ser. 03-7N, Class A, 5 1/4s, 2034                        340,751
       188,432 Ser. 04-1N, Class A, 5s, 2034                            187,961
     1,755,000 LNR CDO, Ltd. FRB Ser. 02-1A, Class
               FFL, 4.2s, 2037  (Cayman Islands)                      1,685,502
     1,070,000 LNR CDO, Ltd. 144A FRB Ser. 03-1A,
               Class EFL, 4.433s, 2036 (Cayman
               Islands)                                               1,126,817
               Long Beach Asset Holdings Corp. 144A
       433,870 Ser. 04-2, Class N1, 4.94s, 2034                         433,870
       201,387 Ser. 03-2, Class N1, 7.627s, 2033                        201,387
       131,516 Long Beach Asset Holdings Corp. NIM
               Trust 144A Ser. 03-4,  Class N1,
               6.535s, 2033                                             131,680
     2,800,000 Long Beach Mortgage Loan Trust Ser.
               04-3, Class S1, IO,  4 1/2s, 2006                        196,980
GBP  1,200,000 Lothian Mortgages PLC 144A Ser. 3A,
               Class D, 5.458s, 2039 (United
               Kingdom)                                               2,181,840
    $1,457,253 Madison Avenue Manufactured Housing
               Contract FRB Ser. 02-A,  Class B1,
               4.7s, 2032                                               801,489
       490,000 MBNA Credit Card Master Note Trust
               FRN Ser. 03-C5, Class C5,  2.56s,
               2010                                                     499,953
       194,554 Merrill Lynch Mortgage Investors,
               Inc. Ser. 03-WM3N, Class N1,  8s,
               2005                                                     196,257
       252,149 Mid-State Trust Ser. 11, Class B,
               8.221s, 2038                                             249,903
               Morgan Stanley ABS Capital I 144A
        92,423 Ser. 03-NC9N, Class NOTE, 7.6s, 2033                      92,827
       117,297 Ser. 04-NC2N, Class NOTE, 6 1/4s,
               2033                                                     117,553
               Morgan Stanley Dean Witter Capital I
       545,000 FRN Ser. 01-NC3, Class B1, 3.9s,
               2031                                                     539,136
       499,000 FRN Ser. 01-NC4, Class B1, 3.95s,
               2032                                                     491,282
       196,925 New Century Mortgage Corp. NIM Trust
               144A Ser. 03-B,  Class NOTE, 6 1/2s,
               2033                                                     198,094
       304,064 Novastar NIM Trust 144A Ser. 04-N1,
               Class NOTE, 4.458s, 2034                                 304,064
               Oakwood Mortgage Investors, Inc.
     2,111,934 Ser. 01-C, Class A2, 5.92s, 2017                       1,357,762
     2,897,455 Ser. 02-C, Class A1, 5.41s, 2032                       2,557,004
     1,098,362 Ser. 99-B, Class A4, 6.99s, 2026                         986,604
               Option One Mortgage Securities Corp.
               NIM Trust 144A
       114,311 Ser. 03-5, Class NOTE, 6.9s, 2033                        114,883
        71,538 Ser. 03-2B, Class N1, 7.63s, 2033
               (Cayman Islands)                                          71,538
       578,892 Pass-Through Amortizing Credit Card
               Trust Ser. 02-1A, Class A4FL, 6.91s,
               2012                                                     580,529
               Permanent Financing PLC FRB
       380,000 Ser. 1, Class 3C, 2.61s, 2042
               (United Kingdom)                                         384,216
       490,000 Ser. 3, Class 3C, 2.56s, 2042
               (United Kingdom)                                         498,422
     1,848,000 Providian Gateway Master Trust Ser.
               02, Class B, zero %, 2006                              1,552,181
     4,003,279 Residential Asset Mortgage Products,
               Inc. Ser. 03-RZ1, Class A,
               IO, 5 3/4s, 2005                                         161,382
       413,647 Rural Housing Trust Ser. 87-1, Class
               D, 6.33s, 2026                                           427,995
       101,462 SAIL Net Interest Margin Notes Ser.
               03-4, Class A, 7 1/2s, 2033 (Cayman
               Islands)                                                 101,350
               SAIL Net Interest Margin Notes 144A
       594,349 Ser. 03-10A, Class A, 7 1/2s, 2033
               (Cayman Islands)                                         594,317
       247,112 Ser. 03-12A, Class A, 7.35s, 2033
               (Cayman Islands)                                         247,038
       150,509 Ser. 03-6A, Class A, 7s, 2033
               (Cayman Islands)                                         149,390
       317,515 Ser. 03-7A, Class A, 7s, 2033
               (Cayman Islands)                                         315,159
        87,215 Ser. 03-8A, Class A, 7s, 2033
               (Cayman Islands)                                          86,776
       231,165 Ser. 03-9A, Class A, 7s, 2033
               (Cayman Islands)                                         229,963
       417,270 Ser. 03-BC2A, Class A, 7 3/4s, 2033                      416,057
       596,519 Ser. 04-2A, Class A, 5 1/2s, 2034
               (Cayman Islands)                                         596,519
     1,136,159 Ser. 04-4A, Class A, 5s, 2034
               (Cayman Islands)                                       1,134,455
        42,898 Sasco Arc Net Interest Margin Notes
               Ser. 02-BC10,  Class A, 7 3/4s, 2033                      42,508
               Sasco Arc Net Interest Margin Notes
               144A
       244,880 Ser. 03-3, Class A, 7 3/4s, 2033                         243,651
       507,188 Ser. 03-5, Class A, 7.35s, 2033
               (Cayman Islands)                                         507,040
       367,911 Ser. 03-AM1, Class A, 7 3/4s, 2033                       366,118
       381,740 Sasco Arc Net Interest Margin Trust
               144A Ser. 03-BC1,  Class B, zero %,
               2033                                                     273,362
       226,947 Saxon Net Interest Margin Trust 144A
               Ser. 03-A, Class A,  6.656s, 2033                        226,947
       291,196 Sharp SP I, LLC Net Interest Margin
               Trust Ser. 03-NC1N,  Class N,
               7 1/4s, 2033                                             292,826
               Sharp SP I, LLC Net Interest Margin
               Trust 144A
       152,403 Ser. 03-0P1N, Class NA, 4.45s, 2033                      152,387
       159,868 Ser. 03-HS1N, Class N, 7.48s, 2033                       160,268
        75,774 Ser. 03-TC1N, Class N, 7.45s, 2033                        75,774
        72,633 Ser. 04-HS1N, Class NOTE, 5.92s,
               2034                                                      72,633
       200,000 South Coast Funding FRB Ser. 3A,
               Class A2, 2.38s, 2038                                    202,500
               Structured Asset Investment Loan
               Trust
       389,075 Ser. 03-BC1A, Class A, 7 3/4s, 2033                      387,184
     9,912,019 Ser. 03-BC2, Class A, IO, 6s, 2005                       258,221
     3,360,837 Ser. 03-BC8, Class A, IO, 6s, 2005                       133,076
    20,615,000 Ser. 04-1, Class A, IO, 6s, 2005                       1,099,763
       544,000 TIAA Commercial Real Estate
               Securitization Ser. 02-1A,  Class
               IV, 6.84s, 2037                                          422,553
       650,000 TIAA Commercial Real Estate
               Securitization 144A Ser. 03-1A,
                Class E, 8s, 2038                                       583,146
     4,068,400 Washington Mutual Ser. 03-S1, Class
               A11, IO, 5 1/2s, 2033                                    301,316
     1,180,243 Whole Auto Loan Trust 144A Ser.
               03-1, Class D, 6s, 2010                                1,180,981
                                                                 --------------
               Total Asset-backed securities
               (cost $67,969,803)                                   $64,503,716

Collateralized mortgage obligations (5.4%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
      $490,000 Bear Stearns Commercial Mortgage
               Securitization Corp.  144A Ser.
               04-ESA, Class K, 3.88s, 2016                            $490,000
     6,084,854 Commercial Mortgage Acceptance Corp.
               Ser. 97-ML1,  IO, 0.84s, 2017                            135,958
       402,000 Commercial Mortgage Pass-Through
               Certificates 144A FRB  Ser. 01-FL4A,
               Class E, 2.68s, 2013                                     357,780
     1,858,000 Criimi Mae Commercial Mortgage Trust
               Ser. 98-C1,  Class A2, 7s, 2011                        1,982,254
     2,814,000 Criimi Mae Commercial Mortgage Trust
               144A Ser. 98-C1,  Class B, 7s, 2033                    2,917,881
       501,000 CS First Boston Mortgage Securities
               Corp. 144A FRB  Ser. 03-TF2A, Class
               L, 5.38s, 2014                                           497,471
    55,274,206 Deutsche Mortgage & Asset Receiving
               Corp. Ser. 98-C1,  Class X, IO,
               1.104s, 2023                                           1,500,093
               DLJ Commercial Mortgage Corp.
       399,789 Ser. 98-CF2, Class B4, 6.04s, 2031                       326,015
     1,281,541 Ser. 98-CF2, Class B5, 5.95s, 2031                       786,195
               Fannie Mae
       816,744 Ser. 02-36, Class SJ, 16 1/2s, 2029                      895,053
     3,119,157 Ser. 329, Class 2, IO, 5.5s, 2033                        780,765
       712,461 Ser. 03-W3, Class 1A3, 7 1/2s, 2042                      768,380
        13,870 Ser. 03-W2, Class 1A3, 7 1/2s, 2042                       14,959
         1,554 Ser. 02-W1, Class 2A, 7 1/2s, 2042                         1,676
         5,972 Ser. 02-14, Class A2, 7 1/2s, 2042                         6,441
       851,806 Ser. 01-T10, Class A2, 7 1/2s, 2041                      918,662
         3,839 Ser. 02-T4, Class A3, 7 1/2s, 2041                         4,140
         9,567 Ser. 01-T8, Class A1, 7 1/2s, 2041                        10,318
     3,304,268 Ser. 01-T7, Class A1, 7 1/2s, 2041                     3,563,612
       499,183 Ser. 01-T3, Class A1, 7 1/2s, 2040                       538,363
     1,487,683 Ser. 01-T1, Class A1, 7 1/2s, 2040                     1,604,448
       607,881 Ser. 99-T2, Class A1, 7 1/2s, 2039                       655,592
       314,313 Ser. 00-T6, Class A1, 7 1/2s, 2030                       338,982
     1,473,190 Ser. 01-T4, Class A1, 7 1/2s, 2028                     1,588,817
         3,071 Ser. 02-W3, Class A5, 7 1/2s, 2028                         3,312
     6,878,864 Ser. 338, Class 2, IO, 5.5s, 2033                      1,792,804
     2,663,700 Ser. 03-24, Class IC, IO, 5s, 2015                       517,249
     4,382,360 Ser. 03-34, Class SG, IO, 5.55s,
               2033                                                     392,358
       532,189 Ser. 01-74, Class MI, IO, 6s, 2015                        39,899
     5,052,618 Ser. 03-49, Class TS, IO, 6 1/4s,
               2018                                                     605,525
     1,721,632 Ser. 03-26, Class IG, IO, 6s, 2033                       323,075
     1,769,611 Ser. 02-36, Class QH, IO, 6.6s, 2029                     110,949
    23,630,034 Ser. 02-T18, IO, 0.519s, 2042                            341,641
     1,741,291 Ser. 345, Class 1, IO, 5s, 2033                          477,767
     7,691,395 Ser. 345, Class 3, IO, 5s, 2033                        2,076,677
    13,114,305 Ser. 03-34, Class SP, IO, 5.65s,
               2032                                                   1,124,961
       640,000 Ser. 03-6, Class IB, IO, 5 1/2s,
               2022                                                      41,990
         1,232 Ser. 92-15, Class L, IO, 10.38s,
               2022                                                      15,136
     4,413,638 Ser. 03-41, Class SP, IO, 5 3/4s,
               2015                                                     294,473
     1,537,421 Ser. 318, Class 2, IO, 6s, 2032                          357,030
     2,136,717 Ser. 03-118, Class SF, IO, 6.65s,
               2033                                                     312,849
     8,135,205 Ser. 03-W17, Class 12, IO, 1.162s,
               2033                                                     270,380
     1,915,048 Ser. 03-118, Class S, IO, 6.65s,
               2033                                                     277,682
     3,122,429 Ser. 03-45, Class PI, IO, 5.5s, 2029                     368,025
     4,146,072 Ser. 03-37, Class IC, IO, 5.5s, 2027                     447,001
       200,829 Ser. 98-51, Class SG, IO, 23.72s,
               2022                                                      90,100
     1,206,657 Ser. 322, Class 2, IO, 6s, 2032                          279,417
    14,845,384 Ser. 03-W10, Class 3A, IO, 1.913s,
               2043                                                     491,753
    13,315,531 Ser. 00-T6, IO, 0.74s, 2030                              239,263
    12,485,363 Ser. 03-W10, Class 1A, IO, 1.922s,
               2043                                                     401,873
       168,328 Ser. 03-7, Class SM, IO, 6.3s, 2023                          973
     6,402,748 Ser. 03-23, Class AI, IO, 5s, 2017                       809,216
       391,480 Ser. 03-23, Class SC, IO, 6.1s, 2033                       5,872
     1,528,271 Ser. 03-58, Class ID, IO, 6s, 2033                       350,308
     2,014,030 Ser. 03-14, Class KS, IO, 6.15s,
               2017                                                     150,108
    10,745,022 Ser. 03-34, Class ES, IO, 5.55s,
               2033                                                     956,978
       254,384 Ser. 99-51, Class N, PO, zero %,
               2029                                                     213,166
       133,908 Ser. 99-52, Class MO, PO, zero %,
               2026                                                     128,960
               Federal Home Loan Mortgage Corp.
               Structured Pass-Through Securities
        18,484 Ser. T-58, Class 4A, 7 1/2s, 2043                         19,935
     7,725,698 Ser. T-57, Class 1AX, IO, 0.439s,
               2043                                                      83,896
    19,819,760 FFCA Secured Lending Corp. Ser.
               00-1, Class X, IO,  1.603s, 2020                       1,266,515
       589,733 First Chicago Lennar Trust 144A Ser.
               97-CHL1, Class E,  7.922s, 2039                          550,848
               Freddie Mac
       776,442 Ser. 2763, Class SC, 23.08s, 2032                        925,877
     3,003,531 Ser. 2448, Class SM, IO, 6.4s, 2032                      315,371
     3,296,003 Ser. 2579, Class GS, IO, 6.05s, 2017                     306,224
     1,033,400 Ser. 2590, Class IH, IO, 5 1/2s,
               2028                                                     266,101
     4,756,941 Ser. 216, Class IO, IO, 6s, 2032                       1,080,903
     2,619,000 Ser. 2596, Class IQ, IO, 5 1/2s,
               2026                                                     277,197
     2,008,400 Ser. 2515, Class IG, IO, 5 1/2s,
               2032                                                     662,584
       352,770 Ser. 2478, Class SY, IO, 6.55s, 2021                      19,805
       561,982 Ser. 215, Class PO, Principal Only
               (PO), zero %, 2031                                       502,316
       515,000 Ser. 2235, PO, zero %, 2030                              415,299
             5 Ser. 2078, Class KC, P0, zero %, 2023                          5
       739,550 GMAC Commercial Mortgage Securities,
               Inc. 144A  Ser. 99-C3, Class G,
               6.974s, 2036                                             544,185
               Government National Mortgage
               Association
       244,234 Ser. 02-51, Class SA, IO, 6.68s,
               2032                                                       2,858
     6,327,802 Ser. 03-83, Class SI, IO, 4.9s, 2032                     435,036
       945,932 Ser. 02-63, Class ST, IO, 4.03s,
               2024                                                       9,641
     2,297,323 Ser. 02-47, Class SM, IO, 4.55s,
               2032                                                     117,379
     3,001,517 Ser. 01-19, Class S, IO, 5.9s, 2031                      281,392
       953,445 Ser. 01-43, Class SJ, IO, 6.18s,
               2029                                                      23,687
       252,907 Ser. 98-2, Class EA, PO, zero %,
               2028                                                     209,439
       300,000 GS Mortgage Securities Corp. II 144A
               FRB Ser. 03-FL6A,  Class L, 4.63s,
               2015                                                     300,375
GBP  1,837,845 Hermione (European Loan Conduit No.
               14) 144A FRB  Class A, 5.33s, 2011
               (Ireland)                                              3,361,620
      $355,850 LB Commercial Conduit Mortgage Trust
               144A Ser. 99-C1,  Class G, 6.41s,
               2031                                                     273,570
               Mach One Commercial Mortgage Trust
               144A
       594,000 Ser. 04-1A, Class J, 5.45s, 2040                         476,291
       297,000 Ser. 04-1A, Class K, 5.45s, 2040                         239,955
       135,000 Ser. 04-1A, Class L, 5.45s, 2040                          95,644
     9,514,193 Merrill Lynch Mortgage Investors,
               Inc. Ser. 96-C2, Class JS,
               IO, 3.459s, 2028                                         549,654
     1,440,985 Mezz Cap Commercial Mortgage Trust
               144A Ser. 04-C1,  Class X, IO,
               7.85s, 2037                                              667,581
     2,430,000 Morgan Stanley Capital I 144A Ser.
               04-RR, Class F7, 6s, 2039                              1,722,008
     7,700,770 Mortgage Capital Funding, Inc. Ser.
               97-MC2, Class X, IO,  1.282s, 2012                       227,918
       459,501 Mortgage Capital Funding, Inc. FRB
               Ser. 98-MC2, Class E,  7.139s, 2030                      496,852
               Starwood Asset Receivables Trust
               144A
       245,003 FRB Ser. 03-1A, Class F, 2.55s, 2022                     245,395
       308,522 FRB Ser. 03-1A, Class E, 2 1/2s,
               2022                                                     309,016
               STRIPS 144A
       229,000 Ser. 03-1A, Class M, 5s, 2018
               (Cayman Islands)                                         187,872
       272,000 Ser. 03-1A, Class N, 5s, 2018                            200,709
       245,000 Ser. 04-1A, Class M, 5s, 2018                            201,782
       235,000 Ser. 04-1A, Class N, 5s, 2018                            174,605
       271,000 Trizechahn Office Properties Trust
               144A Ser. 01-TZHA,  Class D3,
               6.943s, 2013                                             287,767
                                                                 --------------
               Total Collateralized mortgage
               obligations  (cost $57,350,223)                      $53,327,732

Common stocks (0.7%) (a)
Number of shares                                                          Value
-------------------------------------------------------------------------------
         2,767 AboveNet, Inc. (NON)                                     $85,749
         3,074 Alderwoods Group, Inc. (NON)                              27,312
     1,005,000 AMRESCO Creditor Trust (acquired
               6/17/99,  cost $174,438) (RES) (NON)
               (R)                                                        1,005
            19 Arch Wireless, Inc. Class A (NON)                            536
         2,452 Archibald Candy Corp. (NON)                                  123
         1,522 Birch Telecom, Inc. (NON)                                     15
           643 Comdisco Holding Co., Inc. (S)                            15,464
     3,390,037 Contifinancial Corp. Liquidating
               Trust Units                                               67,801
        21,241 Covad Communications Group, Inc.
               (NON) (S)                                                 40,358
         2,407 Crown Castle International Corp.
               (NON) (S)                                                 33,987
         1,529 Genesis HealthCare Corp. (NON) (S)                        41,054
        64,253 Globix Corp. (NON) (S)                                   205,610
        21,372 iPCS, Inc. (NON)                                         461,251
       750,000 iPCS Escrow, Inc. (NON)                                      750
           282 Knology, Inc. (NON)                                        1,230
           147 Leucadia National Corp. (S)                                7,569
         9,031 Lodgian, Inc. (NON)                                       88,504
       160,000 Loewen Group International, Inc.
               (NON)                                                         16
         1,112 Polymer Group, Inc. Class A (NON)                         14,678
         2,502 PSF Group Holdings, Inc. 144A Class
               A (NON)                                                3,753,720
        74,020 Regal Entertainment Group (acquired
               5/9/02, cost $74,020) (RES)                            1,393,797
           368 Sterling Chemicals, Inc. (NON)                             8,832
         1,195 Sun Healthcare Group, Inc. (NON)                           8,257
     1,292,251 VFB LLC (acquired various dates from
               1/20/00 to 12/8/03, cost $955,585)
               (RES) (NON)                                              245,528
         6,378 Washington Group International, Inc.
               (NON)                                                    213,153
                                                                 --------------
               Total Common stocks
               (cost $18,814,084)                                    $6,716,299

Preferred stocks (0.5%) (a)
Number of shares                                                          Value
-------------------------------------------------------------------------------
        41,533 Avecia Group PLC $4.00 pfd. (United
               Kingdom) (PIK)                                          $539,929
        15,119 Doane Pet Care Co. $7.125 pfd.                           634,998
            38 Dobson Communications Corp. 13.00%
               pfd. (PIK)                                                24,738
           540 First Republic Capital Corp. 144A
               10.50% pfd.                                              558,900
        17,777 iStar Financial, Inc. $1.95 cum.
               pfd.                                                     444,425
           132 Paxson Communications Corp. 13.25%
               cum. pfd. (PIK) (S)                                    1,151,700
           277 Rural Cellular Corp. Ser. B, 11.375%
               cum. pfd.                                                232,680
         1,901 Rural Cellular Corp. 12.25% pfd.
               (PIK)                                                  1,197,630
                                                                 --------------
               Total Preferred stocks
               (cost $5,399,667)                                     $4,785,000

Brady bonds (0.4%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
    $1,181,181 Brazil (Federal Republic of) FRB
               2 1/8s, 2012                                          $1,026,210
     1,515,300 Brazil (Federal Republic of) govt.
               guaranty FRB Ser. RG,  2 1/8s, 2012                    1,316,492
       985,000 Peru (Republic of) coll. FLIRB Ser.
               20YR, 4 1/2s, 2017                                       815,088
       882,700 Peru (Republic of) FRB Ser. PDI, 5s,
               2017                                                     767,949
                                                                 --------------
               Total Brady bonds (cost $3,273,044)                   $3,925,739

Convertible preferred stocks (0.2%) (a)
Number of shares                                                          Value
-------------------------------------------------------------------------------
        12,672 Crown Castle International Corp.
               $3.125 cv. pfd.                                         $574,992
         7,495 Omnicare, Inc. $2.00 cv. pfd.                            359,760
            89 Paxson Communications Corp. 144A
               9.75% cv. pfd. (PIK)                                     631,900
         9,530 Williams Cos., Inc. (The) 144A $2.75
               cv. pfd.                                                 681,395
                                                                 --------------
               Total Convertible preferred stocks
               (cost $2,107,187)                                     $2,248,047

Convertible bonds and notes (0.1%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
      $155,000 AES Corp. (The) cv. sub. notes
               4 1/2s, 2005                                            $153,450
       725,000 Amkor Technologies, Inc. cv. notes
               5 3/4s, 2006                                             664,281
     3,080,000 Cybernet Internet Services
               International, Inc. 144A cv.  sr.
               disc. notes stepped-coupon zero %
               (13s, 8/15/04) 2009 (Denmark) (In
               default) (NON) (STP)                                          31
       380,000 WCI Communities, Inc. cv. sr. sub.
               notes 4s, 2023                                           408,975
                                                                 --------------
               Total Convertible bonds and notes
               (cost $3,803,181)                                     $1,226,737

Units (--%) (a)
Number of unitsValue
-------------------------------------------------------------------------------
     1,250,000 Morrison Knudsen Corp., 2032                             $65,625
           951 XCL Equity Units                                         422,079
                                                                 --------------
               Total Units (cost $2,515,898)                           $487,704

Warrants (--%) (a) (NON)                            Expiration
Number of warrants                                  date                  Value
-------------------------------------------------------------------------------
         1,001 AboveNet, Inc.                        9/8/08              $5,005
         1,178 AboveNet, Inc.                        9/8/10               1,178
         1,420 Dayton Superior Corp. 144A            6/15/09                  1
             4 Doe Run Resources Corp. 144A          12/31/12                 1
         1,654 Huntsman Co., LLC 144A                5/15/11            314,260
           694 MDP Acquisitions PLC 144A (Ireland)   10/1/13             19,259
           550 Mikohn Gaming Corp. 144A              8/15/08                165
           560 ONO Finance PLC 144A (United
               Kingdom)                              2/15/11                  6
           570 Pliant Corp. 144A                     6/1/10                   6
           682 Solutia, Inc. 144A                    7/15/09                  7
           690 Travel Centers of America, Inc. 144A  5/1/09               3,450
         2,310 Ubiquitel, Inc. 144A                  4/15/10                  1
         3,937 Washington Group International, Inc.
               Ser. A                                1/25/06             28,543
         4,500 Washington Group International, Inc.
               Ser. B                                1/25/06             25,650
         2,432 Washington Group International, Inc.
               Ser. C                                1/25/06             11,430
           800 XM Satellite Radio Holdings, Inc.
               144A                                  3/15/10             42,800
                                                                 --------------
               Total Warrants (cost $1,029,372)                        $451,762

U.S. government and agency mortgage obligations (12.4%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
       $19,116 Federal Home Loan Mortgage
               Corporation 7 1/2s,  March 1, 2026                       $20,637
               Federal National Mortgage
               Association
               Pass-Through Certificates
       149,784 7 1/2s, with due dates from October
               1, 2022 to  January 1, 2030                              160,989
    18,995,667 6 1/2s, with due dates from April 1,
               2024 to November 1, 2033                              19,873,362
    47,100,000 6 1/2s, TBA, August 15, 2034                          49,149,585
       212,176 5s, June 1, 2019                                         214,049
    49,000,000 5s, TBA, August 15, 2019                              49,340,702
     5,047,024 4 1/2s, with due dates from August
               1, 2033 to June 1, 2034                                4,771,655
                                                                 --------------
               Total U.S. government and agency
               mortgage obligations
               (cost $123,173,947)                                 $123,530,979

U.S. Treasury obligations (13.8%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
               U.S. Treasury Bonds
   $21,600,000 7 1/2s, November 15, 2016                            $26,929,126
    33,514,000 6 1/4s, May 15, 2030                                  38,048,863
    12,260,000 6 1/4s, August 15, 2023                               13,752,272
    22,594,000 4 1/4s, August 15, 2013                               22,293,925
               U.S. Treasury Notes
    23,410,000 3 1/4s, August 15, 2008                               23,238,082
     6,273,000 1 1/8s, June 30, 2005                                  6,223,012
    20,460,000 U.S. Treasury Strip zero %, November
               15, 2024                                               6,686,146
                                                                 --------------
               Total U.S. Treasury obligations
               (cost $137,236,894)                                 $137,171,426

Short-term investments (17.6%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $171,516,53 Putnam Prime Money Market Fund (e)                  $171,516,532
     1,317,039 Short-term investments held as
               collateral for loaned securities
               with yields ranging from 1.28% to
               1.52% and due dates ranging from
               August 2, 2004 to August 23,
               2004 (d)                                               1,316,566
     1,900,000 U.S. Treasury Bill zero %, August 5,
               2004 (SEG)                                             1,899,766
                                                                 --------------
               Total Short-term investments
               (cost $174,732,864)                                 $174,732,864
-------------------------------------------------------------------------------
               Total Investments
               (cost $1,131,406,928)                             $1,120,578,809
-------------------------------------------------------------------------------


  (a) Percentages indicated are based on net assets of $992,675,806.

(DEF) Security is in default of principal and interest.

(NON) Non-income-producing security.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest income at this rate.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at July 31, 2004 was $20,966,002 or 2.1% of net assets.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(SEG) This security was pledged and segregated with the custodian to cover margin requirements for futures contracts at July 31, 2004.

  (R) Real Estate Investment Trust.

  (S) Securities on loan, in part or in entirety, at July 31, 2004.

  (d) See Note 1 to the financial statements.

  (e) See Note 4 to the financial statements regarding investments in the Putnam Prime Money Market Fund.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      TBA after the name of a security represents to be announced securities (Note 1).

      FLIRB represents Front Loaded Interest Reduction Bond.

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes
      (FRN) are the current interest rates at July 31, 2004.


Forward currency contracts to buy at July 31, 2004
(aggregate face value $55,156,865)

                                                                                           Unrealized
                                                      Aggregate             Delivery     appreciation/
                                    Value             face value            date        (depreciation)
------------------------------------------------------------------------------------------------------
Australian Dollar                   $10,703,542       $10,767,426           9/15/04          $(63,884)
British Pound                         4,934,461         4,954,404           9/15/04           (19,943)
Danish Krone                          1,625,806         1,649,315           9/15/04           (23,509)
Euro                                  6,999,341         7,134,813           9/15/04          (135,472)
Japanese Yen                         29,023,373        28,898,333           9/15/04           125,040
Norwegian Krone                         467,789           490,647           9/15/04           (22,858)
Polish Zloty                            634,031           604,876           9/15/04            29,155
Swiss Franc                             642,067           657,051           9/15/04           (14,984)
------------------------------------------------------------------------------------------------------
                                                                                            $(126,455)
------------------------------------------------------------------------------------------------------



Forward currency contracts to sell at July 31, 2004
(aggregate face value $104,172,131)

                                                                                           Unrealized
                                                       Aggregate            Delivery     appreciation/
                                     Value             face value           date        (depreciation)
------------------------------------------------------------------------------------------------------
Australian Dollar                    $5,414,359        $5,515,410           9/15/04          $101,051
British Pound                        24,315,776        24,400,083           9/15/04            84,307
Canadian Dollar                       1,320,801         1,288,907           9/15/04           (31,894)
Euro                                 49,069,847        49,332,699           9/15/04           262,852
Japanese Yen                          1,212,436         1,245,830           9/15/04            33,394
New Zealand Dollar                    9,972,087         9,783,991           9/15/04          (188,096)
Swedish Kronor                       12,238,784        12,605,211           9/15/04           366,427
------------------------------------------------------------------------------------------------------
                                                                                             $628,041
------------------------------------------------------------------------------------------------------




Futures contracts outstanding at July 31, 2004

                                                                                           Unrealized
                                                      Aggregate              Delivery    appreciation/
                                    Value             face value             date       (depreciation)
------------------------------------------------------------------------------------------------------
Euro-Bobl 5 yr (Long)               $18,705,230       $18,532,054            Sep-04          $173,176
Euro-Bund 10 yr (Long)               19,944,103        19,757,008            Sep-04           187,095
Interest Rate Swap
10 yr (Long)                          2,474,656         2,393,312            Sep-04            81,344
Japanese Government Bond
10 yr-TSE (Long)                      7,259,758         7,260,419            Sep-04              (661)
Japanese Government Bond
10 yr (Long)                          8,951,709         8,971,230            Sep-04           (19,521)
U.K. Gilt (Long)                     29,660,669        29,586,470            Sep-04            74,199
U.S. Treasury Bond (Long)            19,046,500        18,376,437            Sep-04           670,063
U.S. Treasury Note
10 yr (Long)                         35,651,438        34,738,384            Sep-04           913,054
U.S. Treasury Note
10 yr (Short)                        25,908,188        25,760,108            Sep-04          (148,080)
U.S. Treasury Note
5 yr (Short)                         94,717,500        93,321,258            Sep-04        (1,396,242)
------------------------------------------------------------------------------------------------------
                                                                                             $534,427
------------------------------------------------------------------------------------------------------



Interest rate swap contracts outstanding at July 31, 2004
                                                                                           Unrealized
                                                      Notional              Termination  appreciation/
                                                      amount                date        (depreciation)
------------------------------------------------------------------------------------------------------
Agreement with Bank of America, N.A. dated
March 25, 2004 to pay semi-annually the
notional amount multiplied by 3.075% and
receive quarterly the notional amount
multiplied by the three month USD-LIBOR.              $23,700,000           3/30/09          $800,053
------------------------------------------------------------------------------------------------------
Agreement with Bank of America, N.A. dated
January 22, 2004 to pay semi-annually the
notional amount multiplied by 1.97375% and
receive quarterly the notional amount multiplied
by the three month USD-LIBOR.                          17,400,000           1/26/06           194,054
------------------------------------------------------------------------------------------------------
Agreement with Bank of America, N.A. dated
December 2, 2003 to pay semi-annually the
notional amount multiplied by 2.444% and receive
quarterly the notional amount multiplied
by the three month USD LIBOR.                           8,912,000           12/4/05             5,964
------------------------------------------------------------------------------------------------------
Agreement with Bank of America, N.A. dated
January 22, 2004 to pay semi-annually the
notional amount multiplied by 4.35% and
receive quarterly the notional amount
multiplied by the three month USD-LIBOR.                5,500,000           1/27/14           232,389
------------------------------------------------------------------------------------------------------
Agreement with Credit Suisse First Boston
International dated July 7, 2004 to pay semi-
annually the notional amount multiplied by
4.945% and receive quarterly the notional
amount multiplied by the three month
USD LIBOR.                                              8,099,800           7/9/14            (15,354)
------------------------------------------------------------------------------------------------------
Agreement with Credit Suisse First Boston
International dated July 7, 2004 to receive
semi-annually the notional amount multiplied
by 2.931% and pay quarterly the notional
amount multiplied by the three month
USD LIBOR.                                              7,174,500           7/9/06             (6,988)
------------------------------------------------------------------------------------------------------
Agreement with Lehman Brothers Special
Financing, Inc. dated January 22, 2004 to pay
semi-annually the notional amount multiplied
by 1.955% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                         17,400,000           1/26/06           198,449
------------------------------------------------------------------------------------------------------
Agreement with Lehman Brothers Special
Financing, Inc. dated December 9, 2003 to
receive semi-annually the notional amount
multiplied by 4.641% and pay quarterly the
notional amount multiplied by three month
USD-LIBOR-BBA.                                         12,964,000           12/15/13         (195,451)
------------------------------------------------------------------------------------------------------
Agreement with Lehman Brothers Special
Financing, Inc. dated January 22, 2004 to pay
semi-annually the notional amount multiplied
by 4.3375% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                          5,500,000           1/26/14           240,208
------------------------------------------------------------------------------------------------------
Agreement with Merrill Lynch Capital Services,
Inc. dated September 27, 2002 to receive
semi-annually the notional amount multiplied
by the six month JPY-LIBOR-BBA and pay
semi-annually the notional amount multiplied
by 0.399%.                                      JPY 3,417,000,000           10/1/07           129,707
------------------------------------------------------------------------------------------------------
Agreement with Merrill Lynch Capital Services,
Inc. dated November 17, 2000 to pay semi-
annually the notional amount multiplied by the
three month USD-LIBOR-BBA and receive
the notional amount multiplied 6.68%.                  $9,000,000           11/21/05          556,735
------------------------------------------------------------------------------------------------------
Agreement with UBS, AG dated April 23,
2004 to receive annually the notional amount
multiplied by 3.49% and pay quarterly the
notional amount multiplied by the three month
SEK-STIBOR-.                                      SEK 555,000,000           4/27/06            79,576
------------------------------------------------------------------------------------------------------
                                                                                           $2,219,342
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of assets and liabilities
July 31, 2004

Assets
-------------------------------------------------------------------------------
Investment in securities, at value, including $1,258,023 of securities on loan (Note 1):
-------------------------------------------------------------------------------
Unaffiliated issuers (identified cost $959,890,396)              $949,062,277
-------------------------------------------------------------------------------
Affiliated issuers (identified cost $171,516,532) (Note 4)        171,516,532
-------------------------------------------------------------------------------
Cash                                                                1,210,484
-------------------------------------------------------------------------------
Foreign currency (cost $1,379,720) (Note 1)                         1,359,982
-------------------------------------------------------------------------------
Dividends, interest and other receivables                          15,168,695
-------------------------------------------------------------------------------
Receivable for securities sold                                      4,647,295
-------------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                         2,437,135
-------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                              291,153
-------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)             1,099,625
-------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)             339,336
-------------------------------------------------------------------------------
Total assets                                                    1,147,132,514

Liabilities
-------------------------------------------------------------------------------
Distributions payable to shareholders                               5,497,322
-------------------------------------------------------------------------------
Payable for securities purchased                                  144,495,751
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                        1,679,186
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            169,042
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 98,773
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            1,273
-------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                  598,039
-------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)                311,459
-------------------------------------------------------------------------------
Payable for open swap contracts (Note 1)                              217,793
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                  1,316,566
-------------------------------------------------------------------------------
Other accrued expenses                                                 71,504
-------------------------------------------------------------------------------
Total liabilities                                                 154,456,708
-------------------------------------------------------------------------------
Net assets                                                       $992,675,806

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Note 1)                                       $1,206,712,544
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                       15,779,069
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                   (222,203,704)
-------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets and
liabilities in foreign currencies                                  (7,612,103)
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                               $992,675,806

Computation of net asset value
-------------------------------------------------------------------------------
Net asset value per share ($992,675,806 divided by
141,198,870 shares)                                                     $7.03
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of operations
Year ended July 31, 2004

Investment income:
-------------------------------------------------------------------------------
Interest (including interest income of $304,266 from
investments in affiliated issuers) (Note 4)                       $68,118,359
-------------------------------------------------------------------------------
Dividends                                                           1,576,800
-------------------------------------------------------------------------------
Securities lending                                                      2,134
-------------------------------------------------------------------------------
Total investment income                                            69,697,293

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    6,944,320
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                        884,612
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             33,083
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       16,590
-------------------------------------------------------------------------------
Other                                                                 405,981
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 4)                        (44,468)
-------------------------------------------------------------------------------
Total expenses                                                      8,240,118
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                            (22,769)
-------------------------------------------------------------------------------
Net expenses                                                        8,217,349
-------------------------------------------------------------------------------
Net investment income                                              61,479,944
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                   26,756,700
-------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                    (6,487,131)
-------------------------------------------------------------------------------
Net realized gain on credit default (Note 1)                           74,035
-------------------------------------------------------------------------------
Net realized gain on swap contracts (Note 1)                        2,018,132
-------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)          (454,538)
-------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the year                                   (429,315)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments, futures
contracts, swap contracts, TBA sale commitments and credit
default contracts during the year                                  23,067,710
-------------------------------------------------------------------------------
Net gain on investments                                            44,545,593
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations             $106,025,537
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of changes in net assets

                                                         Year ended July 31
Increase in net assets                                  2004             2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                            $61,479,944      $72,453,759
-------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                     21,907,198      (11,293,897)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments
and assets and liabilities in foreign
currencies                                        22,638,395       85,392,998
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                       106,025,537      146,552,860
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From net investment income                       (66,079,263)     (72,810,386)
-------------------------------------------------------------------------------
Increase from issuance of common shares in
connection with reinvestment of
distributions                                             --        1,338,341
-------------------------------------------------------------------------------
Total increase in net assets                      39,946,274       75,080,815

Net assets
-------------------------------------------------------------------------------
Beginning of year                                952,729,532      877,648,717
-------------------------------------------------------------------------------
End of year (including undistributed net
investment income of $15,779,069 and
$11,156,565, respectively)                      $992,675,806     $952,729,532
-------------------------------------------------------------------------------

Number of fund shares
-------------------------------------------------------------------------------
Shares outstanding at beginning of year          141,198,870      140,989,259
-------------------------------------------------------------------------------
Shares issued in connection with
reinvestment of distributions                             --          209,611
-------------------------------------------------------------------------------
Shares outstanding at end of year                141,198,870      141,198,870
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)


Per-share                                                             Year ended July 31
operating performance                         2004            2003            2002            2001            2000
-------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                          $6.75           $6.22           $6.68           $7.19           $7.62
-------------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------------
Net investment income (a)                      .44 (e)         .51             .55             .61             .63
-------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                     .31             .54            (.47)           (.50)           (.39)
-------------------------------------------------------------------------------------------------------------------
Total from
investment operations                          .75            1.05             .08             .11             .24
-------------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------------
From net
investment income                             (.47)           (.52)           (.53)           (.51)           (.67)
-------------------------------------------------------------------------------------------------------------------
From return of
capital                                         --              --            (.01)           (.11)             --
-------------------------------------------------------------------------------------------------------------------
Total distributions                           (.47)           (.52)           (.54)           (.62)           (.67)
-------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                $7.03           $6.75           $6.22           $6.68           $7.19
-------------------------------------------------------------------------------------------------------------------
Market price,
end of period                                $6.29           $6.31           $6.03           $6.29           $6.38
-------------------------------------------------------------------------------------------------------------------
Total return at
market price (%)(b)                           7.18           13.41            4.44            8.56           (1.51)
-------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                            $992,676        $952,730        $877,649        $942,125      $1,013,487
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                      .83 (e)         .85             .86             .85             .83
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                     6.19 (e)        7.91            8.39            8.87            8.48
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                       78.43           96.21 (d)      175.78 (d)      231.58          133.80
-------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(e) Reflects waivers of certain fund expenses during the period. As a result of such waivers, the expenses of the fund for the period ended July 31, 2004 reflect a reduction of less than 0.01% of average net assets (Note 4).

    The accompanying notes are an integral part of these financial statements.




Notes to financial statements
July 31, 2004

Note 1
Significant accounting policies

Putnam Premier Income Trust (the "fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund seeks high current income consistent with the preservation of capital by allocating its investments among the U.S. government sector, high yield sector and international sector of the fixed-income securities market. The fund invests in higher yielding, lower-rated bonds that have a higher rate of default due to the nature of the investments.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

All premiums/discounts are amortized /accreted on a yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Forward currency contracts outstanding at period end, if any, are listed after the fund's portfolio.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio.

H) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund's exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund's portfolio.

I) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront payment to a counter party, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund's books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund's books. The credit default contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. The risk of loss may exceed the fair value of these contracts recognized on the statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund's portfolio.

J) TBA purchase commitments The fund may enter into "TBA" (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

K) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at fair value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund's portfolio.

L) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At July 31, 2004, the value of securities loaned amounted to $1,258,023. The fund received cash collateral of $1,316,566 which is pooled with collateral of other Putnam funds into 29 issuers of high grade short-term investments.

M) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986 (the "Code"), as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2004, the fund had a capital loss carryover of $221,029,478 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover   Expiration
--------------------------------
   $26,204,240   July 31, 2007
    44,857,570   July 31, 2008
    24,930,247   July 31, 2009
    44,917,486   July 31, 2010
    80,119,935   July 31, 2011

N) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Dis tri butions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, nontaxable dividends, dividends payable, defaulted bond interest, unrealized and realized gains and losses on certain futures contracts, market discount, interest on payment-in-kind securities, and income on swap contracts. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 2004, the fund reclassified $9,221,823 to increase undistributed net investment income and $30,095 to increase paid-in-capital, with an increase to accumulated net realized losses of $9,251,918.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:


Unrealized appreciation            $39,855,708
Unrealized depreciation            (52,382,071)
                               ---------------
Net unrealized depreciation        (12,526,363)
Undistributed ordinary income       22,381,555
Capital loss carryforward         (221,029,478)
Cost for federal income
tax purposes                    $1,133,105,172


Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.75% of the first $500 million of average weekly net assets, 0.65% of the next $500 million, 0.60% of the next $500 million and 0.55% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the year ended July 31, 2004, the fund paid PFTC $884,612 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended July 31, 2004, the fund's expenses were reduced by $22,769 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,906, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.


Note 3
Purchases and sales of securities

During the year ended July 31, 2004, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $629,141,583 and $809,720,866, respectively. Purchases and sales of U.S. government securities aggregated $90,715,238 and $14,861,378, respectively.


Note 4
Investment in Putnam
Prime Money Market Fund

The fund invests in the Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $304,266 for the period ended July 31, 2004.


Note 5
Regulatory matters and litigation

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing.

Federal tax information
(Unaudited)

The fund has designated 1.38% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

For its tax year ended July 31, 2004, the fund hereby designates 1.34%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2005 will show the tax status of all distributions paid to your account in calendar 2004.


Results of June 10, 2004
shareholder meeting
(Unaudited)

An annual meeting of shareholders of the fund was held on June 10, 2004. At the meeting, each of the nominees for Trustees was elected, as follows:

                                                       Votes
                                   Votes for           withheld
----------------------------------------------------------------
Jameson Adkins Baxter              126,407,006         5,275,000
Charles B. Curtis                  126,426,502         5,255,504
John A. Hill                       126,418,219         5,263,787
Ronald J. Jackson                  126,475,901         5,206,105
Paul L. Joskow                     126,483,372         5,198,634
Elizabeth T. Kennan                126,374,928         5,307,078
John H. Mullin, III                126,455,710         5,226,296
Robert E. Patterson                126,466,058         5,215,948
George Putnam, III                 126,386,954         5,295,052
A.J.C. Smith                       126,379,813         5,302,193
W. Thomas Stephens                 126,439,081         5,242,925

All tabulations are rounded to nearest whole number.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) as well as a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of the University of Michigan Business School.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX
Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School,
University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc.

Mr. Patterson serves as Chairman of the Joslin Diabetes Center and as a Director of Brandywine Trust Company. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). And, prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment and development firm).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens serves on a number of corporate boards.

Effective November 2004, Mr. Stephens is expected to become Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company). Mr. Stephens serves as a Director of Xcel Energy Incorporated (a public utility company) and TransCanada Pipelines Limited. Until 2004, Mr. Stephens was a Director of Qwest Communications and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

A.J.C. Smith* (4/13/34), Trustee since 1986

Mr. Smith is the Chairman of Putnam Investments and Director of and Consultant to Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.


  The address of each Trustee is One Post Office Square, Boston, MA 02109.

  As of July 31, 2004, there were 102 Putnam Funds.

  Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Putnam, III, and Smith are deemed "interested persons" by virtue of their positions as officers of the fund, Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc. and as shareholders of Marsh & McLennan Companies, Inc. George Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Smith serves as a Director of and Consultant to Marsh & McLennan Companies, Inc. and as Chairman of Putnam Investments.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Associate Treasurer and Principal Executive Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Jonathan S. Horwitz (6/4/55)
Senior Vice President and Treasurer
Since 2004

Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam Investments.
Prior to July 2001, Partner,
PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Daniel T. Gallagher (2/27/62)
Vice President and Legal and Compliance
Liaison Officer
Since 2004

Vice President, Putnam Investments. Prior to
2004, Associate, Ropes & Gray LLP; prior to
2000, Law Clerk, Massachusetts Supreme
Judicial Court

Francis J. McNamara, III (8/19/55)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2004,
General Counsel, State Street Research &
Management Company

James P. Pappas (2/24/53)
Vice President
Since 2004

Managing Director, Putnam Investments and
Putnam Management. From 2001 to 2002, Chief
Operating Officer, Atalanta/Sosnoff Management
Corporation; prior to 2001, President and Chief
Executive Officer, UAM Investment Services, Inc.

Richard S. Robie, III (3/30/60)
Vice President
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2003,
Senior Vice President, United Asset
Management Corporation

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square, Boston, MA 02109.


Fund information

About Putnam Investments

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered
Public Accounting Firm

KPMG LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President
and Treasurer

Steven D. Krichmar
Vice President and Principal
Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Daniel T. Gallagher
Vice President and Legal and
Compliance Liaison Officer

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and BSA
Compliance Officer

Francis J. McNamara, III
Vice President and Chief
Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

Call 1-800-225-1581 weekdays from 9:00 a.m. to 5:00 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) anytime for up-to-date information about the fund's NAV.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

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Shareholders can sign up for email delivery of shareholder reports on
www.putnaminvestments.com.


216497  9/04


Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson and Mr. Stephens qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditors:

                    Audit       Audit-Related   Tax       All Other
Fiscal year ended   Fees        Fees            Fees      Fees
-----------------   ----------  -------------   -------   ---------
July 31, 2004       $40,150      $--            $4,150    $176
July 31, 2003       $34,900      $--            $3,600    $--

For the fiscal years ended July 31, 2004 and July 31, 2003, the fund's independent auditors billed aggregate non-audit fees in the amounts of $ 4,326 and $3,600 , respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund's last two fiscal years.

Audit-Related Fees represents fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees Fees represent fees billed for services relating to interfund trading.

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Investment Management, LLC ("Putnam Management") and certain of its affiliates to engage the services of the funds' independent auditors, but only after prior approval by the Committee. Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor's engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund's principal auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

                    Audit-Related   Tax   All Other   Total Non-
Fiscal year ended   Fees            Fees  Fees        Audit Fees
-----------------   -------------   ----  ---------   ----------
June 30, 2004       $--             $--   $--         $--
June 30, 2003       $--             $--   $--         $--


Item 5.  Audit Committee
------------------------

(a) The fund has a separately-designated audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee of the fund's Board of Trustees is composed of the following persons:

Paul L. Joskow (Chairperson)
Robert E. Patterson
W. Thomas Stephens
Elizabeth T. Kennan

(b)  Not applicable

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies:
        --------------------------------

Proxy Voting Guidelines of the Putnam Funds
-------------------------------------------
The proxy voting guidelines below summarize the Funds' positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with a particular issue. The Funds' proxy voting service is instructed to vote all proxies relating to Fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Coordinator.

The proxy voting guidelines are just that - guidelines. The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when the Funds may not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Coordinator's attention proxy questions that are company-specific and of a non-routine nature and, although covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management's investment professionals, as part of their ongoing review and analysis of all Fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Coordinator of circumstances where the interests of Fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals will submit a written recommendation to the Proxy Coordinator and the person or persons designated by Putnam Management's Legal and Compliance Department to assist in processing referral items pursuant to the Funds' "Proxy Voting Procedures." The Proxy Coordinator, in consultation with the Senior Vice President, Executive Vice President and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the Funds' proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and recommended by a company's board of directors.
Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to foreign issuers.

I. Board-Approved Proposals
---------------------------
The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as "management proposals"), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and the Funds' intent to hold corporate boards accountable for their actions in promoting shareholder interests, the Funds' proxies generally will be voted in support of decisions reached by independent boards of directors. Accordingly, the Funds' proxies will be voted for board-approved proposals, except as follows:

A. Matters Relating to the Board of Directors
---------------------------------------------
The board of directors has the important role of overseeing management and its performance on behalf of shareholders. The Funds' proxies will be voted for the election of the company's nominees for directors and for board-approved proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except as follows:

* The Funds will withhold votes for the entire board of directors if

* The board does not have a majority of independent directors; or

* The board does not have nominating, audit and compensation committees composed solely of independent directors.

Commentary: While these requirements will likely become mandatory for most public companies in the near future as a result of pending NYSE and NASDAQ rule proposals, the Funds' Trustees believe that there is no excuse for public company boards that fail to implement these vital governance reforms at their next annual meeting. For these purposes, an "independent director" is a director who meets all requirements to serve as an independent director of a company under the pending NYSE rule proposals (i.e., no material business relationships with the company, no present or recent employment relationship with the company (including employment of immediate family members) and, in the case of audit committee members, no compensation for non-board services). As indicated below, the Funds will generally vote on a case-by-case basis on board-approved proposals where the board fails to meet these basic independence standards.

* The Funds will withhold votes for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal or financial advisory fees).

Commentary: The Funds' Trustees believe that receipt of compensation for services other than service as a director raises significant independence issues. The Funds will withhold votes for any nominee for director who is considered an independent director by the company and who receives such compensation.

* The Funds will withhold votes for the entire board of directors if the board has more than 19 members or fewer than five members, absent special circumstances.

Commentary: The Funds' Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

* The Funds will vote on a case-by-case basis in contested elections of directors.

* The Funds will withhold votes for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for the absences (i.e., illness, personal emergency, etc.).

Commentary: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company's board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis.

The Funds' Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. The Funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

* The Funds will withhold votes for any nominee for director of a public company (Company A) who is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an "interlocking directorate").

Commentary: The Funds' Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Board independence depends not only on its members' individual relationships, but also the board's overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The Funds may withhold votes on a case-by-case basis from some or all directors that, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.

* The Funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The Funds' Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

B. Executive Compensation
-------------------------
The Funds generally favor compensation programs that relate executive compensation to a company's long-term performance. The Funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

* Except where the Funds are otherwise withholding votes for the entire board of directors, the Funds will vote for stock option plans which will result in an average annual dilution of 1.67% or less (including all equity-based plans).

* The Funds will vote against stock option plans that permit replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

* The Funds will vote against stock option plans that permit issuance of options with an exercise price below the stock's current market price.

* Except where the Funds are otherwise withholding votes for the entire board of directors, the Funds will vote for employee stock purchase plans that have the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value, (2) the offering period under the plan is 27 months or less, and (3) dilution is 10% or less.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. The Funds may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on proposals relating to executive compensation, the Funds will consider whether the proposal has been approved by an independent compensation committee of the board.

C. Capitalization
-----------------
Many proxy proposals involve changes in a company's capitalization, including the authorization of additional stock, the repurchase of outstanding stock or the approval of a stock split. The management of a company's capital structure involves a number of important issues, including cash flow, financing needs and market conditions that are unique to the circumstances of each company. As a result, the Funds will vote on a case-by-case basis on board-approved proposals involving changes to a company's capitalization, except that where the Funds are not otherwise withholding votes from the entire board of directors:

* The Funds will vote for proposals relating to the authorization of additional common stock (except where such proposals relate to a specific transaction).

* The Funds will vote for proposals to effect stock splits (excluding reverse stock splits.)

* The Funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The Funds will vote on a case-by-case basis, however, on other proposals to change a company's capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization) or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may impact a shareholder's investment and warrant a case-by-case determination.

D. Acquisitions, Mergers, Reincorporations, Reorganizations and
   Other Transactions
---------------------------------------------------------------
Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations and sale of all or substantially all of a company's assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the Funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

* The Funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a "shell" company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws - notably Delaware - provides companies and shareholders with a more well-defined legal framework, generally speaking, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially offshore jurisdictions.

E. Anti-Takeover Measures
-------------------------
Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company's board of directors. These include adoption of a shareholder rights plan, requiring supermajority voting on particular issues, adoption of fair price provisions, issuance of blank check preferred stock and creating a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the Funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

* The Funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans (commonly referred to as "poison pills"); and

* The Funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The Funds' Trustees recognize that poison pills and fair price provisions may enhance shareholder value under certain circumstances. As a result, the Funds will consider proposals to approve such matters on a case-by-case basis.

F. Other Business Matters
-------------------------
Many proxies involve approval of routine business matters, such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The Funds will vote for board-approved proposals approving such matters, except as follows:

* The Funds will vote on a case-by-case basis on proposals to amend a company's charter or bylaws (except for charter amendments necessary or to effect stock splits to change a company's name or to authorize additional shares of common stock).

* The Funds will vote against authorization to transact other unidentified, substantive business at the meeting.

* The Funds will vote on a case-by-case basis on other business matters where the Funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the Funds do not view such items as routine business matters. Putnam Management's investment professionals and the Funds' proxy voting service may also bring to the Proxy Coordinator's attention company-specific items which they believe to be non-routine and warranting special consideration. Under these circumstances, the Funds will vote on a case-by-case basis.

II. Shareholder Proposals
-------------------------
SEC regulations permit shareholders to submit proposals for inclusion in a company's proxy statement. These proposals generally seek to change some aspect of a company's corporate governance structure or to change some aspect of its business operations. The Funds will vote in accordance with the recommendation of the company's board of directors on all shareholder proposals, except as follows:

* The Funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

* The Funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

* The Funds will vote for shareholder proposals that are consistent with the Fund's proxy voting guidelines for board-approved proposals.

* The Funds will vote on a case-by-case basis on other shareholder proposals where the Funds are otherwise withholding votes for the entire board of directors.

Commentary: In light of the substantial reforms in corporate governance that are currently underway, the Funds' Trustees believe that effective corporate reforms should be promoted by holding boards of directors - and in particular, their independent directors - accountable for their actions, rather than imposing additional legal restrictions on board governance through piecemeal proposals. Generally speaking, shareholder proposals relating to business operations are often motivated primarily by political or social concerns, rather than the interests of shareholders as investors in an economic enterprise. As stated above, the Funds' Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the Funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the Funds will generally evaluate shareholder proposals on a case-by-case basis.

III. Voting Shares of Foreign Issuers
-------------------------------------
Many of the Funds invest on a global basis and, as a result, they may be required to vote shares held in foreign issuers - i.e., issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed a U.S. securities exchange or the NASDAQ stock market. Because foreign issuers are incorporated under the laws of countries and jurisdictions outside the U.S., protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing foreign issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for foreign issuers. The Funds will vote proxies of foreign issuers in accordance with the foregoing guidelines where applicable, except as follows:

* The Funds will vote for shareholder proposals calling for a majority of the directors to be independent of management.

* The Funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

* The Funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

* The Funds will vote on case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company's outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company's outstanding common stock where shareholders have preemptive rights.

Commentary: In many non-U.S. markets, shareholders who vote proxies for shares of a foreign issuer are not able to trade in that company's stock within a given period of time on or around the shareholder meeting date. This practice is known as "share blocking." In countries where share blocking is practiced, the Funds will vote proxies only with direction from Putnam Management's investment professionals.


As adopted March 14, 2003




Proxy Voting Procedures of the Putnam Funds
-------------------------------------------

The Role of the Funds' Trustees
-------------------------------
The Trustees of the Putnam Funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues which need to be handled on a case-by-case basis. The Committee annually reviews and recommends for approval by the Trustees guidelines governing the Funds' proxy votes, including how the Funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff ("Fund Administration"), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC ("Putnam Management"), the Funds' investment adviser, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the Funds.

The Role of the Proxy Voting Service
------------------------------------
The Funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the Funds' custodians to ensure that all proxy materials received by the custodians relating to the Funds' portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear, (2) a particular proxy question is not covered by the guidelines, or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions which, while governed by a guideline, appear to involve unusual or controversial issues. The Funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The Role of the Proxy Coordinator
---------------------------------
Each year, a member of Fund Administration is appointed Proxy Coordinator to assist in the coordination and voting of the Funds' proxies. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from Fund Administration, the Chair of the Board Policy and Nominating Committee, and Putnam Management's investment professionals, as appropriate. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service.

Voting Procedures for Referral Items
------------------------------------
As discussed above, the proxy voting service will refer proxy questions to the Proxy Coordinator under certain circumstances. When the application of the proxy voting guidelines is unclear or a particular proxy question is not covered by the guidelines (and does not involve investment considerations), the Proxy Coordinator will assist in interpreting the guidelines and, as appropriate, consult with the Senior Vice President of Fund Administration, the Executive Vice President of Fund Administration and the Chair of the Board Policy and Nominating Committee on how the Funds' shares will be voted.

For proxy questions that require a case-by-case analysis pursuant to the guidelines or that are not covered by the guidelines but involve investment considerations, the Proxy Coordinator will refer such questions, through a written request, to Putnam Management's investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management's Legal and Compliance Department to assist in processing such referral items. In connection with each such referral item, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under "Conflicts of Interest," and provide a conflicts of interest report (the "Conflicts Report") to the Proxy Coordinator describing the results of such review. After receiving a referral item from the Proxy Coordinator, Putnam Management's investment professionals will provide a written recommendation to the Proxy Coordinator and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted, (2) the basis and rationale for such recommendation, and (3) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Coordinator will then review the investment professionals' recommendation and the Conflicts Report with the Senior Vice President and/or Executive Vice President in determining how to vote the Funds' proxies. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to Putnam Management's investment professionals, the voting recommendation and the Conflicts Report.

In some situations, the Proxy Coordinator, the Senior Vice President and/or the Executive Vice President may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee who, in turn, may decide to bring the particular proxy question to the Committee or the full board of Trustees for consideration.

Conflicts of Interest
---------------------
Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Coordinator and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management's investment professionals to determine if a conflict of interest exists and will provide the Proxy Coordinator with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional's recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 14, 2003



Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: September 27, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: September 27, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: September 27, 2004